(LOGO)                            $46,000,000

                           NUVEEN SENIOR INCOME FUND
                            1,840 SHARES, SERIES TH
                  TAXABLE AUCTIONED PREFERRED SHARES ("TAPS")
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                            ------------------------
    Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate. Senior loans hold the most senior position in the capital structure of the borrower, are usually secured with specific collateral, and have a claim on the assets of the borrower that comes before other lenders to and holders of securities of the borrower, such as holders of subordinated debt, preferred stock or common stock. However, senior loans typically are below investment grade quality and have speculative characteristics.

    Nuveen Senior Loan Asset Management Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of The John Nuveen Company.

                                           Public Offering Price(1)   Sales Load(2)   Proceeds to Fund(3)
                                                 -----------            --------          -----------
Per Share................................        $    25,000            $    250          $    24,750
Total....................................        $46,000,000            $460,000          $45,540,000

---------------
(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933. See "Underwriting."
(3) Before deducting costs payable by the Fund, estimated to be approximately $160,000.

    The dividend rate for the initial Dividend Period for the TAPS issued pursuant to the Offering will be 6.30% per annum. For each Dividend Period following the initial Dividend Period, the dividend rate on the TAPS will be the Applicable Rate for such series in effect from time to time as determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Dividend Period, as set forth herein. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Rate then in effect or less than the Minimum Rate, if applicable, then in effect.

    Dividends on shares of TAPS will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter, commencing June 30, 2000. The initial Dividend Period for the shares of TAPS will be 31 days. Dividend Periods after the initial Dividend Period for the TAPS shall be either Standard Rate Periods (28 days) or, subject to certain conditions and with notice to the holders of TAPS, periods longer or shorter than 28 days and having such durations as the Board of Trustees shall specify (each, a "Special Rate Period"). The initial Auction Date will be June 29, 2000.

    The Fund is offering 1,840 TAPS at a price per share of $25,000 (the "Offering"). It is a condition of the Underwriters' obligation to purchase the TAPS that the TAPS be rated "aaa" by Moody's as of the Date of Original Issue.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    This Prospectus sets forth concisely information about the Fund that you should know before investing. You should retain it for future reference. A statement of additional information ("SAI") dated May 24, 2000, containing additional information about the Fund, is on file with the SEC and is incorporated by reference into this Prospectus. The table of contents of the SAI appears on page 53 of this Prospectus. You may obtain a copy of the SAI without charge by calling the Fund at 1-800-257-8787, or writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.
                            ------------------------
PAINEWEBBER INCORPORATED
          DEUTSCHE BANC ALEX. BROWN
                     A.G. EDWARDS & SONS, INC.
                               GOLDMAN, SACHS & CO.
                                        MERRILL LYNCH & CO.
                                                PRUDENTIAL SECURITIES
                                                       SALOMON SMITH BARNEY
                            ------------------------
                  THE DATE OF THIS PROSPECTUS IS MAY 24, 2000.

(continued from previous page)

     TAPS having a Dividend Period of one year or less than one year may be redeemed at the option of the Fund, in whole or in part, on any Dividend Payment Date at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends thereon to the date fixed for redemption. TAPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends thereon to the redemption date, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers. See "Description of TAPS
 -- Redemption -- Optional Redemption." The TAPS are, under certain conditions, subject to mandatory redemption, in whole or in part, if the Fund does not maintain the "aaa" credit rating for the TAPS or if the Fund, on any Valuation Date or the last Business Day of any month, shall fail to meet the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, respectively, and in any such case such failure is not cured on a timely basis as specified herein. See "Description of TAPS -- Redemption -- Mandatory Redemption."

     Certain capitalized terms not otherwise defined in this Prospectus have the meanings provided in the Statement included as Appendix A to the SAI.

     The Underwriters are offering the TAPS subject to various conditions. It is expected that the TAPS will be delivered to the Underwriters through the facilities of The Depository Trust Company on or about May 30, 2000.
                            ------------------------

     THE TAPS ARE NOT BANK DEPOSITS. AN INVESTMENT IN TAPS IS NOT GUARANTEED, ENDORSED OR INSURED BY ANY BANK, FINANCIAL INSTITUTION OR GOVERNMENT ENTITY, SUCH AS THE FEDERAL DEPOSIT INSURANCE CORPORATION.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Prospectus Summary..........................................     1
Financial Highlights........................................     7
The Fund....................................................     8
Use of Proceeds.............................................     8
Capitalization and Information Regarding Senior
  Securities................................................     9
Portfolio Composition.......................................    10
The Fund's Investments......................................    10
Risk Factors................................................    21
Management of the Fund......................................    27
Description of TAPS.........................................    29
Description of Credit Facility/Commercial Paper Program.....    42
The Auction.................................................    43
Description of Common Shares................................    45
Certain Provisions in the Declaration of Trust..............    45
Repurchase of Common Shares; Conversion to Open-End Fund....    47
Net Asset Value.............................................    47
Federal Taxation............................................    49
Underwriting................................................    51
Custodian and Transfer Agent, Dividend Disbursing Agent and
  Redemption Agent..........................................    51
Legal Opinions..............................................    52
Available Information.......................................    52
Special Note Regarding Forward-Looking Statements...........    52
Table of Contents for the Statement of Additional
  Information...............................................    53

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                               PROSPECTUS SUMMARY

THE FUND...................  The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust. See "The Fund." The Fund's common shares, $.01 par value ("Common Shares"), are traded on the New York Stock Exchange under the symbol "NSL." See "Description of Common Shares." As of April 30, 2000, the Fund had 29,610,619 Common Shares outstanding and net assets of $281,899,277.

INVESTMENT ADVISER.........  Nuveen Senior Loan Asset Management Inc. (the
                             "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of The John Nuveen Company.

INVESTMENT OBJECTIVE AND
POLICIES...................  The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

                             The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates adjust periodically based on a benchmark, such as the prime rate offered by one or more major United States banks, or the London Inter-Bank Offered Rate (known as "LIBOR").

                             Under normal circumstances, the Fund will invest at least 80% of its total assets in adjustable rate, U.S. dollar-denominated senior loans ("Senior Loans") that are secured. Senior Loans are made to corporations, partnerships, limited liability companies and other entities ("Borrowers") to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

                             Although Senior Loans have the most senior position in a Borrower's capital structure and the Fund normally will invest at least 80% of its total assets in Senior Loans that are secured by specific collateral, Senior Loans are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. Because of the features of Senior Loans, the Fund's Adviser believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Fund's Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to other types of below investment grade quality debt obligations. Accordingly, the Fund's Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in its investment decisions. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through a varied portfolio and ongoing analysis and monitoring of Borrowers. As a result, the Fund is highly dependent on the credit analysis abilities of the Fund's Adviser.

                             The Fund may invest up to 20% of its total assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States.

                             In addition, the Fund may invest up to 20% of its total assets, in the aggregate, in:

                             - Senior Loans which are not secured by any
                               collateral;

                             - other income producing securities such as
                               investment and non-investment grade corporate debt securities, high quality, short-term debt securities with remaining maturities of one year or less and U.S. government securities (subject to the limit that the Fund may not invest more than 5% of its total assets in junior debt securities or fixed rate income securities with effective maturities greater than one year, provided that the 5% limitation does not apply to securities acquired in connection with the Fund's investments in Senior Loans); and

                             - equity securities and warrants acquired in
                               connection with the Fund's investments in Senior Loans.

                             The Fund may also engage in lending of its securities, repurchase agreements, reverse repurchase agreements and, for hedging and risk management purposes, certain derivative transactions. See "Risk Factors -- General Risks of Investing in the Fund."

                             For additional information on the Fund's objective and policies, see "The Fund's Investments."

LEVERAGE...................  The Fund uses financial leverage for investment purposes. Including the proceeds of the TAPS, it is currently anticipated that the amount of leverage will represent approximately 40% (and in no event will it exceed 50%) of the Fund's total assets. In addition to issuing TAPS, the Fund borrows money through a commercial paper program. It is currently anticipated that the amount of leverage represented by a credit facility and/or a commercial paper program will be approximately 30% of the Fund's total assets. See "Description of Credit Facility/Commercial Paper Program." The Fund's obligations under any credit facility and/or commercial paper program are senior to the TAPS. Payments to holders of TAPS in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Fund's obligations under any credit facility and/or the commercial paper program. On May 23, 2000, the Fund established a $150 million commercial paper program and an associated $155 million liquidity facility. However, there can be no assurance that the commercial paper or notes will remain outstanding, or that the Fund will continue such borrowing. See "Description of Credit Facility/Commercial Paper Program."

THE OFFERING...............  The Fund is offering 1,840 TAPS Series TH, each at a purchase price of $25,000 per share, plus accumulated dividends, if any, from the date the share is issued. The TAPS are being offered by a group of underwriters (the "Underwriters") led by PaineWebber Incorporated, Deutsche Bank Securities Inc., A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,

                             Prudential Securities and Salomon Smith Barney Inc. See "Underwriting."

PRINCIPAL INVESTMENT
RISKS......................  Risk is inherent in all investing. Therefore, before investing in the Fund you should carefully consider certain risks. The primary risks of investing in TAPS are:

                             - senior indebtedness of the Fund (including any
                               credit facility and/or commercial paper program) may constitute a substantial lien and burden on the TAPS by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                             - the Fund will not be permitted to declare
                               dividends or other distributions with respect to the TAPS or purchase TAPS unless at the time thereof the Fund meets certain asset coverage requirements and payments of principal and of interest on the senior indebtedness are not in default;

                             - if an auction fails you may not be able to sell
                               some or all of your shares;

                             - because of the nature of the market for TAPS, you
                               may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                             - a rating agency could downgrade TAPS, which could
                               affect liquidity;

                             - the Fund may be forced to redeem your shares to
                               meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                             - in extraordinary circumstances the Fund may not
                               earn sufficient income from its investments to pay dividends; and

                             - if an issuer of a Senior Loan in which the Fund
                               invests defaults, there may be a negative impact on the income and net asset value of the Fund's portfolio.

                             For additional general risks of investing in the Fund, see "Risk Factors -- General Risks of Investing in the Fund."

TRADING MARKET.............  TAPS are not listed on an exchange. Instead, you may buy or sell TAPS at an auction that normally is held every 28 days, by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in TAPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                             The first auction date for the TAPS will be June 29, 2000, the business day before the dividend payment date for the initial Dividend

                             Period for the TAPS. The start date for subsequent Dividend Periods normally will be the business day following the auction date unless the then-current Dividend Period is a Special Rate Period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

DIVIDENDS AND DIVIDEND
PERIODS....................  The table below shows the dividend rate for the initial rate period on TAPS offered in this Prospectus. For subsequent Dividend Periods, TAPS will pay dividends based on a rate set at auctions, normally held every 28 days. In most instances dividends are also payable every 28 days, on the day following the end of the rate period. The Applicable Rate that results from an Auction will not be greater than 150% (the "Maximum Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the Applicable Treasury Index Rate (for a Dividend Period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date. The Applicable Rate that results from an Auction with respect to a Dividend Period of 28 days or fewer will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the "Minimum Rate"). There is no Minimum Rate with respect to Dividend Periods longer than 28 days. See "Description of TAPS -- Dividends and Dividend Periods -- Determination of Dividend Rate" and "The Auction."

                             The table below also shows the date from which dividends on the TAPS will accumulate at the initial rate and the dividend payment date for the initial Dividend Period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.

                             Finally, the table below shows the number of days of the initial Dividend Period for TAPS. Subsequent rate periods generally will be 28 days. The dividend payment date for Special Rate Periods of more than 28 days will be set out in the notice designating a Special Rate Period. See "Description of TAPS -- Dividends and Dividend Periods -- Notification of Dividend Periods."

                                                                    DIVIDEND
                                                  DATE OF           PAYMENT           NUMBER OF
                                    INITIAL     ACCUMULATION        DATE FOR           DAYS OF
                                    DIVIDEND     AT INITIAL     INITIAL DIVIDEND       INITIAL
                                      RATE     DIVIDEND RATE*       PERIOD*        DIVIDEND PERIOD
                                    --------   --------------   ----------------   ---------------
                                      6.30%       May 30           June 30            31
                                    --------
                                     *  All dates are 2000.

RATINGS....................  It is a condition of the Underwriters' obligation to purchase the TAPS that the TAPS receive a rating of "aaa" from Moody's. A rating of "aaa" is the highest category of ratings that Moody's assigns to preferred stock.

RESTRICTIONS ON DIVIDEND,
REDEMPTION AND OTHER
PAYMENTS...................  Under the 1940 Act, the Fund is not permitted to declare any dividend on TAPS unless, after giving effect to such dividend, asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility and/or commercial paper program, is at least 200%. In addition, the Fund is not permitted to declare any distribution on or purchase or redeem any TAPS unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to the Fund's senior securities representing indebtedness, including the Fund's obligations under any credit facility and/or commercial paper program, is at least 300%. Dividends or other distributions on or redemptions or purchases of TAPS are also prohibited at any time that an event of default under any credit facility and/or commercial paper program has occurred and is continuing. See "Description of TAPS -- Restrictions on Dividend, Redemption and Other Payments" and "Description of Credit Facility/Commercial Paper Program."

ASSET MAINTENANCE..........  The Fund must maintain Eligible Assets having an aggregated Discounted Value at least equal to the TAPS Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the TAPS on a non-discounted basis of at least 200% as of the last business day of each month. See "Description of TAPS -- Asset Maintenance."

                             The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the TAPS Basic Maintenance Amount has been satisfied have been established by Moody's in connection with the Fund's receipt from Moody's of the "aaa" credit rating with respect to the TAPS on their Date of Original Issue.

                             The Fund estimates that on the Date of Original Issue, the 1940 Act TAPS Asset Coverage, based on the composition of its portfolio as of April 30, 2000, after giving effect to the issuance of the TAPS ($46,000,000) and the deduction of sales loads and estimated offering expenses for such shares ($620,288) and giving effect to the commercial paper program, will be 252%.

                             In addition to the 1940 Act TAPS Asset Coverage and the TAPS Basic Maintenance Amount, under the commercial paper program, the Fund may not permit the Fund's asset coverage ratio (as defined separately by agreement) to fall below 300% for more than four consecutive business days or below 275% at any time without occurring an event of default under the applicable agreement. See "Description of Credit Facility/Commercial Paper Program."

REDEMPTION.................  Although the Fund ordinarily does not expect to redeem TAPS, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem TAPS under certain conditions. See "Description of TAPS -- Redemption."

VOTING RIGHTS..............  Except as otherwise indicated, holders of TAPS have one vote per share and vote together with holders of Common Shares as a single class.

                             In connection with the election of the Board of Trustees, the holders of outstanding shares of Preferred Shares, including TAPS, as a class, shall be entitled to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including TAPS, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, the holders of Preferred Shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of TAPS -- Voting Rights."

FEDERAL INCOME TAXES.......  The Distributions with respect to TAPS (other than distributions in redemption of TAPS subject to
                             Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Because the Fund's portfolio income will consist principally of interest income, corporate investors in the TAPS generally will not be entitled to the 70% dividends received deduction regardless of the holders' respective holding periods for their TAPS. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stocks allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to TAPS as capital gain distributions in proportion to the TAPS share of total dividends paid during the year. See "Federal Taxation."

     This summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, the Fund's Statement of Additional Information and the Fund's Statement Establishing and Fixing the Rights and Preferences of Taxable Auctioned Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on October 29, 1999 through January 31, 2000.

Per Share Operating Performance:
  Net Asset Value, Beginning of Period......................    $   9.55
                                                                --------
     Net Investment Income..................................         .23
     Net Gains or Losses on Securities (Both Realized and
      Unrealized)...........................................        (.03)
                                                                --------
          Total From Investment Operations..................         .20
                                                                --------
  Distributions from Net Investment Income..................        (.15)
                                                                --------
  Organizational and Offering Costs.........................        (.01)
                                                                --------
  Net Asset Value, End of Period............................    $   9.59
                                                                ========
  Per Share Market Value, End of Period.....................    $ 9.5625
                                                                ========
  Total Return on Net Asset Value...........................        2.02%
  Total Return on Market Value..............................       (2.85)%
Ratios/Supplemental Data:
  Net Assets, End of Period (In Thousands)..................    $284,067
  Ratio of Operating Expenses to Average Net Assets Before
     Expense Reimbursement..................................        2.03%*
  Ratio of Net Investment Income to Average Net Assets
     Before Expense Reimbursement...........................        8.92%*
  Ratio of Operating Expenses to Average Net Assets After
     Expense
     Reimbursement..........................................        1.54%*
  Ratio of Net Investment Income to Average Net Assets After
     Expense Reimbursement..................................        9.41%*
  Portfolio Turnover Rate...................................          14%

---------------

*  Annualized.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 13, 1999, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the "Declaration"). The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is 1-800-257-8787. On October 26, 1999, the Fund issued an aggregate of 26,000,000 common shares of beneficial interest, par value $.01 per share ("Common Shares"), pursuant to the initial public offering thereof and commenced its operations. On November 16, 1999 and December 10, 1999, the Fund issued an additional 2,000,000 and 1,600,000 Common Shares, respectively, in connection with the partial exercises by the Underwriters of the over-allotment option. The Fund's Common Shares are traded on the New York Stock Exchange (the "Exchange") under the symbol "NSL." On December 14, 1999, the Fund entered into a credit agreement pursuant to which a commercial bank provided the Fund with access to a $150 million revolving credit facility. On May 23, 2000, the Fund replaced the revolving credit facility by establishing a $150 million commercial paper program and an associated $155 million liquidity facility. However, there can be no assurance that the commercial paper or notes will remain outstanding, or that such borrowing will be continued. See "Description of Credit Facility/Commercial Paper Program."

     The following table provides information about the Fund's outstanding shares as of January 31, 2000.

                                              AMOUNT       AMOUNT HELD BY THE        AMOUNT
TITLE OF CLASS                              AUTHORIZED   FUND OR FOR ITS ACCOUNT   OUTSTANDING
--------------                              ----------   -----------------------   -----------
Common Shares.............................  Unlimited              -0-             29,610,619
TAPS Series TH............................  Unlimited              -0-                -0-

                                USE OF PROCEEDS

     The estimated net proceeds of this offering will be $45,379,712 after payment of offering expenses and the sales load.

     The estimated net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies as stated below. The Fund will invest the estimated net proceeds of the offering in accordance with the Fund's investment objective and policies as soon as practicable. It is anticipated that, under normal market conditions, such investments will be completed no later than one month after the completion of the Offering. The Fund's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending such investments, it is anticipated that the proceeds will be invested in high quality, short-term debt securities.

           CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES
                                  (UNAUDITED)

CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of January 31, 2000, and as adjusted to give effect to the issuance of the shares of TAPS offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
Shareholders' Equity:
  Preferred Shares, $.01 par value per share (no shares
     issued; 1,840 shares issued, as adjusted, at $25,000
     per share liquidation preference)......................  $         --   $ 46,000,000
  Common Shares, $.01 par value per share; unlimited shares
     authorized, 29,610,619 shares outstanding*.............       296,106        296,106
  Paid-in surplus...........................................   282,189,181    281,568,893
  Balance of undistributed net investment income............     2,186,481      2,186,481
  Accumulated net realized gain from investment
     transactions...........................................       151,759        151,759
  Net unrealized appreciation (depreciation) of
     investments............................................      (756,840)      (756,840)
                                                              ------------   ------------
  Net assets................................................  $284,066,687   $329,446,399
                                                              ============   ============

---------------

* None of these outstanding shares are held by or for the account of the Fund.

SENIOR SECURITIES

     The following table shows certain information regarding each class of senior security of the Fund as of January 31, 2000. The Fund borrowed $127 million in aggregate principal amount of bank debt. On May 24, 2000, the Fund paid its bank debt with proceeds of the issuance of commercial paper or notes with an aggregate principal amount of $105 million.

Total amount outstanding:
  Short-term loan.....................................   $127,000,000
  Commercial Paper/Notes..............................            N/A
Asset coverage:
  Per $1,000 of short-term loan(1)....................   $      3,237
  Per $1,000 of Commercial Paper/Notes(1).............            N/A
Approximate market value:
  Per $1,000 of short-term loan.......................   $      1,000
  Per $1,000 of Commercial Paper/Notes................            N/A

---------------

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the number of notes outstanding.

                             PORTFOLIO COMPOSITION
             (BASED ON SENIOR LOAN HOLDINGS AS OF JANUARY 31, 2000)

MOODY'S RATINGS
Ba3.........................................................  24.3%
Ba2.........................................................   3.1
Ba1.........................................................   1.1
B3..........................................................   1.4
B2..........................................................   7.6
B1..........................................................  31.4
NR..........................................................  31.1

S&P RATINGS
BBB.........................................................   1.1%
BB+.........................................................   1.4
BB..........................................................  13.5
BB-.........................................................  14.6
B+..........................................................  30.0
B...........................................................   3.8
B-..........................................................   2.8
NR..........................................................  32.8

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. The Fund's investment objective is a fundamental policy of the Fund, meaning that it may be changed only by a vote of a majority of the shareholders of the Fund. See "Investment Policies and Techniques" in the Statement of Additional Information. The Fund will invest primarily in adjustable rate, U.S. dollar-denominated, secured Senior Loans. Investment in such floating rate instruments is expected to minimize changes in the underlying principal value of the Senior Loans, and therefore the Fund's net asset value, resulting from changes in market interest rates. The Borrowers of such Senior Loans operate in a variety of industries and geographical regions. The Fund provides individual investors with access to a market normally accessible only to financial institutions and larger corporate or institutional investors.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in adjustable rate, U.S. dollar-denominated, secured Senior Loans. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States. The Fund may invest up to 20% of its total assets, in the aggregate, in:

     - Senior Loans which are not secured by any collateral;

     - other income producing securities such as investment and non-investment grade corporate debt securities, high quality, short-term debt securities with remaining maturities of one year or less and U.S. government securities (subject to the limit that the Fund may not invest more than 5% of its total assets in junior debt securities or fixed rate income securities with effective maturities greater than one year, provided that the 5% limitation does not apply to securities acquired in connection with the Fund's investments in Senior Loans); and

     - equity securities and warrants acquired in connection with the Fund's investments in Senior Loans.

     Pending initial investment in Senior Loans, or if the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

CERTAIN CHARACTERISTICS OF SENIOR LOANS

     General Description. Senior Loans generally are negotiated between a Borrower and the Lenders represented by one or more Lenders acting as agent ("Agent") of all the Lenders. The Agent is responsible for negotiating the loan agreement ("Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

     Rates of Interest. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is LIBOR, the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit rate ("CD Rate") or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London Inter-Bank market on U.S. dollar-denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD Rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

     Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 10% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loans. See "Risk Factors -- General Risks of Investing in the
Fund -- Investment Practices and Special Risks."

     When interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in Senior Loans, the interest rates on which are adjustable, to limit fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate less than a portfolio of fixed rate, longer-term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers (and Lenders where the Fund holds a Participation) will also affect the Fund's net asset value. Further, a serious deterioration in the credit quality of one or more Borrowers could cause a prolonged or permanent decrease in the Fund's net asset value. Fluctuations in net asset value would be magnified as a result of the Fund's use of leverage.

     Maturity. The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of the Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio at any given time will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that reinvestment by the Fund in Senior Loans after prepayment generally should not result in a significant reduction in the interest payable to the Fund.

     Protective Provisions of Senior Loans. Secured Senior Loans generally have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets.

     Senior Loans generally are secured by specific collateral, which may include guarantees. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by, and/or securities of, affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Fund may invest in Senior Loans which are not secured by any collateral, subject to the limitations set forth under "The Fund's Investments -- Investment Objective and Policies." Senior Loans that are not secured by specific collateral generally pose a greater risk of non-payment of interest or loss of principal than do collateralized Senior Loans.

     Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

     Investing in Senior Loans involves investment risk despite these covenants, and some Borrowers default on their Senior Loan payments. The Adviser and the Fund attempt to manage these risks through selection of a varied portfolio of Senior Loans and analysis and monitoring of Borrowers and any collateral pledged to secure the loans.

     Borrowers. Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 10% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to Borrowers organized or located outside the U.S. These Senior Loans must be U.S. dollar-denominated. Investing in the Senior Loans of foreign Borrowers involves special risks. See "Risk Factors -- General Risks of Investing in the Fund -- Investment in Foreign Issuers."

     The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock. Senior Loans typically have the most senior claim on a Borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. Although Senior Loans have the most senior position in a Borrower's capital structure and are usually secured by specific collateral, they are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. See "Risk Factors -- General Risks of Investing in the Fund -- High Yield/ High Risk Securities."

     The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that either are experiencing, or are more likely to experience, financial difficulty may sometimes represent attractive investment opportunities.

     The Adviser performs its own credit analysis of the Borrower in addition to utilizing information prepared and supplied by an Agent or other Lenders. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Adviser continues to monitor a Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of one or more Borrowers could cause a permanent decrease in the Fund's net asset value. See "Risk Factors -- General Risks of Investing in the Fund -- Credit Risk."

     The Adviser generally relies on its own credit analysis of Borrowers and not on analyses prepared by ratings agencies or other independent parties. Because of the features of Senior Loans, the Adviser believes, based on its experience, that ratings may not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to other types of below investment grade quality debt obligations.

     There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan often is not rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality; however, most Senior Loans, when rated, are below investment grade quality. The Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and does not view ratings as a determinative factor in its investment decisions. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality. Investing in Senior Loans involves risk and the Fund attempts to manage these risks through a varied portfolio and ongoing analyses and monitoring of Borrowers.

THE SENIOR LOAN MARKET

     The volume of newly issued Senior Loans increased from approximately $66 billion in 1987 to approximately $273 billion in 1998 (Source: Donaldson, Lufkin & Jenrette; Loan Pricing Corporation) and transactions in Senior Loans in the secondary market increased from approximately $8 billion in 1991 to approximately $67 billion in 1998 (Source: Loan Pricing Corporation; Securities Data Corporation).

THE SENIOR LOAN PROCESS

     The Fund normally relies on the Agent to collect principal and interest payments on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from which the Fund has purchased a Participation) of any adverse change in the Borrower's financial condition. The Fund will act as a Lender with respect to a syndicated Senior Loan only where the Agent, at the time of the Fund's investment, has outstanding debt or deposit obligations rated investment grade by a rating agency, or where such debt or obligations are unrated but determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Risk Factors."

     The Fund may be required to pay, and may receive, various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to. Fees that the Fund occasionally may receive may enhance the Fund's income.

TYPES OF SENIOR LOAN INVESTMENTS

     The Fund may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"), act as an Agent, purchase Assignments of portions of Senior Loans from third parties and invest in Participations in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than Loan Agreements. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

     The Fund as Original Lender. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. The Fund will not act as sole Agent or sole principal negotiator of a Senior Loan. When the Fund is a member of the originating syndicate group for a Senior Loan, it may share in a fee paid to the Original Lenders. When the Fund is an Original Lender it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing all or substantially all of the collateral or changing the maturity of a Senior Loan, frequently require the unanimous vote or consent of all Lenders affected.

     The Fund as Agent. Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's current role as a Lender. In consideration of such risks, the Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund's total assets. The Fund's ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to comply with those requirements and may limit its investments in Senior Loans in which it acts as Agent in order to do so.

     Assignments. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Participations. Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor have any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. After the period of initial investment, the Fund does not currently intend to invest more than 20% of its total assets in Participations.

     The Fund has taken the following measures in an effort to minimize risks from investing in Participations. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Corporation ("S&P"), Baa or P-3 or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or F3 or higher by Fitch IBCA, Inc, ("Fitch")) or has debt or obligations that are unrated by S&P, Moody's and Fitch and determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured and debt rated BBB by Fitch is regarded by Fitch as having adequate capacity for timely payment of financial commitments. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation, issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced and issues of commercial paper rated F3 by Fitch are considered to be of fair credit quality with an adequate capacity for timely payment of financial commitments but near-term adverse changes could result in a reduction to non-investment grade.

     The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed above, the Fund will take measures which it believes reduce its exposure to any risks incident to this practice, the Fund may be more susceptible than an investment company without such a practice to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries, capital raising activities generally and fluctuations in the financial markets generally.

     When the Fund holds a Participation in a Senior Loan, the Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, the Fund may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations. For purposes of the Fund's policy of investing at least 80% of its total assets in secured Senior Loans, a Participation in a Senior Loan will be deemed to be secured if the underlying Senior Loan is secured.

     Role of Agent. On behalf of the several Lenders, an Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the

Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency.

     Loan Agreements may provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

     Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

     Commitments to Make Additional Loans. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Policies and Techniques" in the Statement of Additional Information.

WARRANTS, EQUITY SECURITIES AND JUNIOR DEBT; SHORT-TERM DEBT SECURITIES

     The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. The Fund may acquire junior debt securities as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower, and may invest separately up to 5% of its total assets in junior debt securities. The Fund generally will acquire interests in warrants, equity and junior bonds or other debt securities only when the Adviser believes that the value the Fund gives in exchange for such interests is substantially outweighed by their potential value. However, investments in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may frequently possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so. The Fund's investments in warrants, equity securities and junior debt securities are subject to the limitations set forth under "The Fund's Investments -- Investment Objective and Policies."

     The Fund may invest in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories by S&P, Moody's or Fitch, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated, or a short-term credit rating, at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. The Fund's investments in high quality, short-term debt securities are subject to the limitations set forth under "The Fund's
Investments -- Investment Objective and Policies." In spite of those limitations, pending initial investment in Senior Loans, or if the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

STRUCTURED NOTES

     The Fund may invest up to 10% of its total assets in structured notes, which are privately negotiated debt obligations with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note.

USE OF LEVERAGE

     The Fund uses financial leverage through borrowing, issuing commercial paper or notes and preferred shares of beneficial interest ("Leverage Instruments") in an amount currently intended to be approximately 40% of its total assets (including the proceeds from such Leverage Instruments). See "Description of TAPS" and "Description of Credit Facility/Commercial Paper Program." The Fund employs Leverage Instruments for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of proceeds will enhance the Fund's net income. The amount of outstanding Leverage Instruments may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors -- Risks of Investing in
TAPS -- Leverage Risk." The management fee paid to the Adviser will be calculated on the basis of the Fund's total managed assets, including proceeds of Leverage Instruments, so the fees will be higher when leverage is utilized.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

     The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict.

     There are many different types of derivatives, with many different uses.

     - The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio.

     - The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates, credit conditions or other market changes.

     - The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions.

     Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

     The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio. The Fund could exchange the Borrower's obligation to make fixed rate payments for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Because these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

     The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also may receive compensation from the investment of the collateral.

     The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" or "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities.

     - These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions.

     - Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

     The Fund will make commitments to purchase interests or securities on such basis only with the intention of actually acquiring those interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" or "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the Fund might experience delays in recovering its cash. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Policies and Techniques." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in TAPS.

RISKS OF INVESTING IN TAPS

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on TAPS unless it satisfies certain conditions. See "Description of TAPS -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem TAPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Taxation -- Federal Income Tax Treatment of the Fund."

     Auction Risk. You may not be able to sell your TAPS at an auction if the auction fails; that is, if there are more TAPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain TAPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your TAPS. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate.

     Secondary Market Risk. Broker-Dealers and other broker-dealers that have entered into a separate agreement with a Broker-Dealer may maintain a secondary trading market in TAPS outside of auctions, but may discontinue this activity any time. You may transfer TAPS outside of auctions only to or through a Broker-Dealer or such other broker-dealers. If you try to sell your TAPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Rate Period (a rate period of more or less than 28 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for TAPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. TAPS are not registered on a stock exchange or the NASDAQ stock market. If you sell your TAPS to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a Special Rate Period of more than 28 days. Accrued TAPS dividends, however, may partially compensate for the increased market interest rates.

     Ratings and Asset Coverage Risk. While Moody's assigns a rating of "aaa" to the TAPS, the ratings do not eliminate or necessarily mitigate the risks of investing in TAPS. A rating agency could downgrade TAPS, which may make your share less liquid at an auction or in the secondary market. If a rating agency downgrades TAPS, the Fund will seek to alter its portfolio or will be required to redeem TAPS. See "Description of TAPS -- Redemption -- Mandatory Redemption." The Fund may also voluntarily redeem TAPS in certain circumstances. See "Description of TAPS -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your TAPS investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the TAPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, TAPS dividend rates would increase, tending to offset this risk.

     Leverage Risk. The Fund uses financial leverage for investment purposes by employing Leverage Instruments in an amount currently anticipated to represent approximately 40% (and in no event exceeding 50%) of its total assets (including the proceeds from such Leverage Instruments). In addition to issuing shares of TAPS, the Fund borrows money pursuant to a credit facility and/or issues commercial paper or notes in an aggregate amount currently representing approximately 30% of the Fund's total assets. The Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes.

     Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after any borrowing or commercial paper or note issuance, to 300% of the aggregate value of borrowings represented by senior securities. Upon the issuance of TAPS, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after the issuance of the TAPS, to 200% of the aggregate value of borrowings represented by senior securities and the TAPS.

     The Fund has received an investment grade rating from one or more nationally recognized statistical rating organizations in connection with its commercial paper program. The Fund is subject to asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices. See "Description of Credit Facility/Commercial Paper Program."

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The money borrowed pursuant to any credit facility or any commercial paper or notes may constitute a substantial lien and burden on the TAPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to TAPS, or purchase or redeem shares, including TAPS unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility or commercial paper program that is continuing. See "Description of TAPS -- Restrictions on Dividend, Redemption and Other Payments" and "Description of Credit Facility/Commercial Paper Program
 -- Restrictive Covenants and 1940 Act Restrictions." In the event of a default under a credit facility and/or commercial paper program, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Fund) and if any such default is not cured within 40 days, the lenders can control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Adviser will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

     There can be no assurance that any commercial paper or notes will be issued or, if issued, that the commercial paper or notes will remain outstanding or that the Fund will borrow or, if it borrows, that such borrowing will be continued.

GENERAL RISKS OF INVESTING IN THE FUND

     Borrower Credit Risk. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of Leverage Instruments. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's income which could impair the ability of the Fund to pay dividends on TAPS.

     The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have Senior Loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds."

     Senior Loans may not be rated at the time that the Fund purchases them. However, rating agencies (including, but not limited to, Moody's, S&P and Fitch) have begun rating Senior Loans. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, the Adviser does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser's credit analysis abilities. Because of the protective terms of most Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

     In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     Because the primary source of income for the Fund is the interest and principal payments on the Senior Loans in which it invests, any default by an issuer of a Senior Loan could have a negative impact on the Fund's ability to pay dividends on the TAPS, and could result in the redemption of some or all of the TAPS. Information about most Senior Loans is less readily available and reliable than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. The Adviser relies exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

     Interest Rate Risk. When interest rates decline, the value of a portfolio invested in Senior Loans can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans can be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value to the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value.

     The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income which in turn may affect the Fund's ability to pay dividends on the TAPS. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage.

     Senior Loans. Information about most Senior Loans is less readily available and reliable than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. The Adviser relies exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

     No active trading market currently exists for many Senior Loans. Senior Loans are thus relatively illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of Senior Loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. However, many Senior Loans are of a large principal amount and are held by a large number of financial institutions. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale (except as noted elsewhere herein). The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and impair the ability of the Fund to pay dividends on TAPS. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior loan may be adversely affected.

     Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's current role as a Lender. Should an Agent or a Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

     Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans. Any Lender, which could include the Fund, is subject to the risk that a court could find the Lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the Lenders under the relevant terms of a Loan Agreement or in connection with actions with respect to the collateral underlying in the Senior Loan.

     Participations. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lenders' interest in the Senior Loan. A Lender selling a Participation and other persons interpositioned between the Lender and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund does not currently intend to invest more than 20% of its total assets in such Participations but may invest a greater portion of its assets in Participations during its period of initial investment. To the extent the Fund invests in Participations, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes reduce its exposure to such risks but no assurances can be given as to their effectiveness.

     Investment in Foreign Issuers. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar-denominated Senior Loans to Borrowers that are organized or located in countries outside the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in foreign Borrowers involves special risks, including that foreign Borrowers may be subject to:

     - less rigorous regulatory requirements and accounting and reporting requirements than U.S. Borrowers;

     - differing legal systems and laws relating to creditors' rights;

     - the potential inability to enforce legal judgments;

     - economic adversity that would result if the value of the Borrower's non-U.S. dollar-denominated revenues and assets were to fall (in U.S. dollar-denominated terms) because of fluctuations in currency values; and

     - the potential for political, social and economic adversity in the foreign Borrower's country.

     High Yield/High Risk Securities. The Fund may invest up to 100% of its assets in Senior Loans and other securities that are rated below investment grade, or that are unrated but determined by the Adviser to be below investment grade quality. Securities rated below investment grade quality are commonly known as "high yield/high risk" or "junk bonds." Junk bonds, while generally offering higher yields than investment grade securities with similar maturities and features, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The price volatility of these securities due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity is likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

     Investment Practices and Special Risks. The Fund may use interest rate and other hedging transactions, lend portfolio holdings, purchase and sell Senior Loans and other securities on a "when issued" or "delayed delivery" basis, and use repurchase and reverse repurchase agreements. These investment practices involve risks. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result. If these transactions are not successful, they may result in losses to the Fund and may impair the Fund's ability to pay dividends on TAPS.

INTEREST RATE FLUCTUATIONS

     When interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Adviser expects the Fund's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates, may cause a decline in the Fund's net asset value.

     Income Risk. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income and in turn, dividends paid to Common Shareholders.

     Net Asset Value Fluctuations. The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. No active trading market currently exists for many of the Senior Loans in which the Fund will invest. The secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities. Because of the lack of an active trading market, Senior Loans are generally more difficult to value than liquid securities for which an active trading market exists. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished by an independent third-party pricing service provider, which typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analyses, including credit considerations considered relevant by the pricing service provider, to determine valuations. If the pricing service provider does not provide a value for a Senior Loan or if no pricing service provider is then acting as such for the Fund, a value will be determined by the Adviser. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service provider may rely to an increasing extent on such market prices and quotations in determining valuations of the Senior Loan interests in the Fund's portfolio. The Fund purchases Senior Loans primarily to seek to achieve its investment objective of high current income, consistent with preservation of capital, and does not anticipate that it will actively trade Senior Loans. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates or otherwise. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate.

NON-DIVERSIFICATION

     The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. However, the Fund does not intend to invest more than 10% of the value of its assets in Senior Loans of a single Borrower. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. In addition, the Fund must satisfy certain asset diversification rules to qualify as a regulated investment company for federal income tax purposes.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser. There are six Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and five of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER

     Nuveen Senior Loan Asset Management Inc., 333 West Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the Fund. In this capacity, the Adviser is responsible for the selection and ongoing monitoring of the assets in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser is a recently-formed, wholly-owned subsidiary of The John Nuveen Company. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries. See the Statement of Additional Information under "Management of the Fund -- Investment Adviser."

     Day to day operations and execution of specific investment strategies are the responsibility of the Adviser. Jeffrey W. Maillet is the Executive Managing Director of the Adviser and is primarily responsible for the day to day management of the Fund's portfolio. Mr. Maillet has been employed by the Adviser since August 1999. Prior to joining the Adviser, Mr. Maillet was a Senior Vice President of Van Kampen Investment Advisory Corp. since 1989. Mr. Maillet has eighteen years experience in managing portfolios and creating investments, particularly those featuring floating rate senior collateralized loans to companies and other entities in diverse industries and regions. Over the past eighteen years, he has managed the purchase of over 2,000 Senior Loans with an aggregate principal amount of approximately $28 billion.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser an annual management fee, payable on a monthly basis, according to the following schedule.

AVERAGE DAILY MANAGED ASSETS*                           MANAGEMENT FEE
-----------------------------                           --------------
Less than $1 billion.................................    .8500 of 1.0%
$1 billion to $2 billion.............................    .8375 of 1.0
$2 billion to $5 billion.............................    .8250 of 1.0
$5 billion to $10 billion............................    .8000 of 1.0
$10 billion and over.................................    .7750 of 1.0

---------------

 * For purposes of calculation of the management fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares, including the TAPS, and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares, including the TAPS).

Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the Adviser's fees from the Fund will be higher (and the Adviser will benefit to that extent) when leverage is utilized.

     In addition to the fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below.

                                            PERCENTAGE                                                         PERCENTAGE
                                            REIMBURSED                                                         REIMBURSED
     YEAR ENDING                         (AS A PERCENTAGE                    YEAR ENDING                    (AS A PERCENTAGE
     OCTOBER 31,                        OF MANAGED ASSETS)                   OCTOBER 31,                   OF MANAGED ASSETS)
     -----------                        ------------------                   -----------                   ------------------
  1999*                                        .45%                             2005                              .35%
  2000                                         .45                              2006                              .25
  2001                                         .45                              2007                              .15
  2002                                         .45                              2008                              .10
  2003                                         .45                              2009                              .05
  2004                                         .45

---------------

 *  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

LEGAL PROCEEDINGS

     A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in federal district court. The plaintiffs allege that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory Corp., an affiliate of the Adviser, and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory Corp. and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

     The defendants are vigorously defending the case and filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. By opinion dated March 30, 1999, the court granted most of the defendants' motion to dismiss and denied plaintiffs' motion to certify defendant and plaintiff classes. The court dismissed all claims against the funds, the funds' directors and Nuveen. The court dismissed these claims without prejudice (which means that the plaintiffs can re-file the claims if they can correct the defects that led to the claims being dismissed) on the ground that the claims should have been brought as derivative claims on behalf of the funds. The only remaining claim is brought under Section 36(b) of the 1940 Act against Nuveen Advisory Corp., and relates solely to advisory fees Nuveen Advisory Corp. received from the six relevant funds. Discovery is underway on that single claim. While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory Corp.'s favor, the Adviser believes a decision, if any, against the defendants would have no material effect on the Fund, its Common Shares, the TAPS or the ability of the Adviser to perform its duties under the investment management agreement.

                              DESCRIPTION OF TAPS

     The following is a brief description of the terms of the TAPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the TAPS in the Fund's Statement Establishing and Fixing the Rights and Preferences of Taxable Auctioned Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information.

GENERAL

     The Fund's Declaration authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 1,840 TAPS Series TH. The TAPS have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The TAPS when issued and sold through this Offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The TAPS will be subject to optional and mandatory redemption as described under "-- Redemption."

     Holders of TAPS will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the TAPS.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the TAPS. Furthermore, the Auction Agent will send notices to holders of TAPS of any meeting at which holders of TAPS have the right to vote. See "-- Voting Rights." However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of TAPS, so long as the Fund is current in the payment of dividends on the TAPS and on any other capital shares of the Fund ranking on a parity with the TAPS with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of TAPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid by the Paying Agent to the record holder, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment shall first be credited against the earliest declared but unpaid dividends.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "-- Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See
"-- Default Period."

     The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the TAPS shall be 31 days. Dividend Periods after the initial Dividend Period shall either be Standard Rate Periods (28 days) or, subject to certain conditions and with notice to holders, Special Rate Periods.

     A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Rate Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Rate Period, and the holders of the shares of the affected series will be required to continue to hold such shares for such Standard Rate Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods greater than 30 days, Dividend Payment Dates shall occur on a monthly basis on the first day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction for a Standard Rate Period or less will not be less than the Minimum Rate, which is equal to 70% of the applicable AA Composite Commercial Paper Rate. For all other Rate Periods, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")). In each case the Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

     The Maximum Rate for the shares of TAPS will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of TAPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Shares of TAPS Series TH are subject (or are deemed to be subject) to Hold Orders.

     Prior to each Auction, Broker-Dealers will notify holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the TAPS; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the TAPS shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption," the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a TAPS Basic Maintenance Certificate (as defined below) to each Rating Agency which is then rating the TAPS and so requires.

     If the Fund proposes to designate any Special Rate Period consisting of not fewer than 7 nor more than 30 Business Days prior to the first day of such Special Rate Period (or two Business Days in the event the duration of the Special Rate Period is fewer than 8 days), notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

     Default Period. A "Default Period" will commence on the applicable date set forth below if the Fund fails to (i) declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on, or (to the extent permitted as described below) within two Business Days after, such Dividend Payment Date to the persons who held TAPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date, (ii) deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date the full amount of any declared dividend on the relevant series of TAPS payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of TAPS called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) maintain the "aaa" credit rating unless the "aaa" credit rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the "aaa" credit rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the "aaa" credit rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the TAPS are mandatorily redeemed as provided herein. Holders of two-thirds of the TAPS then outstanding may waive any Dividend Default, Redemption Default or Rating Default.

     The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Default Rate. The Default Rate is the Reference Rate multiplied by three.

     Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within two Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first two Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 365. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon, New York City time, on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the TAPS, it will be distributed to the holders of the Common Shares. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gains, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Shares (subject to the prior rights of the holders of the TAPS) subject to the foregoing and any requirements of Massachusetts law.

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the TAPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility or commercial paper program, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the TAPS or purchase or redeem TAPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness and includes the Fund's obligations under any credit facility or commercial paper program. See "Description of Credit Facility/Commercial Paper Program." For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of TAPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination. In addition, a declaration of a dividend or other distribution on or purchase or redemption of TAPS is prohibited unless there is no event of default under indebtedness senior to the TAPS, if any, and immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements under indebtedness senior to the TAPS, if any. See "Description of Credit Facility/Commercial Paper Program -- Restrictive Covenants."

     Upon failure to pay dividends for two years or more, the holders of TAPS will acquire certain additional voting rights. See "-- Voting Rights." Such rights shall be the exclusive remedy of the holders of TAPS upon any failure to pay dividends on the TAPS.

     For so long as any TAPS are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the TAPS as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the TAPS as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the TAPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the

TAPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the TAPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount (see "-- Asset Maintenance"); (ii) full cumulative dividends on the TAPS due on or prior to the date of the transaction have been declared and paid; and (iii) the Fund has redeemed the full number of shares of TAPS required to be redeemed by any provision for mandatory redemption contained in the Statement (see
"-- Redemption").

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem TAPS having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. TAPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto
(i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of TAPS by reason of the redemption of TAPS on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount.

     The Fund also reserves the right to repurchase TAPS in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the TAPS, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act TAPS Asset Coverage, and such failure is not cured within the last Business Day of the following month in the case of a failure to maintain the 1940 Act TAPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the TAPS will be subject to mandatory redemption out of funds legally available therefor. See "-- Asset Maintenance." The number of TAPS to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of TAPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the TAPS Basic Maintenance Amount or 1940 Act TAPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of TAPS then outstanding will be redeemed), and (ii) the maximum number of shares of TAPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, among the holders of TAPS in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions.

     If the Fund at any time fails to maintain the "aaa" credit rating for the TAPS, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of TAPS will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "-- Dividends and Dividend Periods -- Default Period." To maintain the "aaa" credit rating, the Fund must maintain a rating for the TAPS in the highest rating category from a nationally recognized statistical rating organization, as used in the rules and regulations under the Exchange Act, which shall be Moody's.

     TAPS may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

     The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of TAPS which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those TAPS on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of TAPS and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of TAPS called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each holder of record of TAPS called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the TAPS at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of TAPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein),
(iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

     If fewer than all of the shares of a series of TAPS are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. TAPS may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the TAPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the TAPS called for redemption on such date and (ii) such other amounts, if any, to which holders of TAPS called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

     So long as any TAPS are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no TAPS may be redeemed unless all dividends in arrears on the outstanding TAPS, and all capital stock of the Fund ranking on a parity with the TAPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all TAPS and all shares ranking in a parity with the TAPS must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any TAPS outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of TAPS for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act TAPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding TAPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the TAPS: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the TAPS plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for TAPS of at least 200%.

     TAPS Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of TAPS is Outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the TAPS) and any Other Rating Agency which is then rating the TAPS and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the TAPS Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the TAPS. See "-- Redemption -- Mandatory Redemption."

     The "TAPS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

          (1) the sum of (A) the products resulting from multiplying the number of outstanding TAPS on such date by the liquidation preference per share of such series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of TAPS outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for a Standard Rate Period multiplied by the Volatility Factor (1.89) on any shares of TAPS outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, any indebtedness senior to the TAPS and indebtedness due within one year and any redemption premium due with respect to TAPS for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (1)(A) through (1)(D); and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund;

          less

          (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(F) (value for purposes of this clause (2) shall mean the Moody's Advance Amount of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-2 by Moody's and A-2 by S&P, it will be valued at its face value).

     Solely for purposes of calculating the TAPS Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by each applicable Rating Agency are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 43-day period.

     The Market Value of the Fund's portfolio securities (used in calculating the Moody's Advance Amount) is calculated by using the valuations of Senior Loans furnished by one or more independent third-party pricing service approved by the Board of Trustees. The pricing service typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service using pricing matrices and other information and analysis, including credit considerations considered relevant by such pricing services to determine valuations. If the Adviser believes that a value provided by the pricing service does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, which the Adviser believes that the pricing agent may not be aware, pursuant to procedures approved by the Board of Trustees, the Adviser may in its discretion value the Senior Loan and the Fund will utilize that price instead of the price as determined by the pricing service. If the pricing service does not provide a value for a Senior Loan, pursuant to procedures approved by the Board of Trustees, a value will be determined by the Adviser. See "Net Asset Value."

     The advance rates, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the TAPS Basic Maintenance Amount are based on criteria established in connection with rating the TAPS. In no event shall the Moody's Advance Amount of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Moody's Advance Rate relating to any asset of the Fund, the TAPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Moody's Advance Amount of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating the TAPS and which so requires that any such changes would not impair the "aaa" Credit Rating. If the Fund fails to maintain the "aaa" Credit Rating and is unable to restore the "aaa" Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the TAPS. See
"-- Redemption -- Mandatory Redemption."

     A rating agency's guidelines will apply to TAPS only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's for rating TAPS. The ratings assigned to TAPS are not recommendations to buy, sell or hold TAPS. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of TAPS should be evaluated independently of any other rating.

     1940 Act TAPS Asset Coverage. The Fund is also required to maintain, as of the last Business Day on any month in which any share of TAPS is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act TAPS Asset Coverage"). If the Fund fails to maintain the 1940 Act TAPS Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of TAPS. See "-- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of April 30, 2000, after giving effect to the issuance of the TAPS ($46,000,000) and the deduction of sales loads and estimated offering expenses for such shares ($620,288), and giving effect to any credit facility and/or commercial paper program, the 1940 Act TAPS Asset Coverage will be computed as follows:

Value of Fund assets less liabilities not representing
  senior securities                                           $466,278,989
--------------------------------------------------------------------------    =
                                                                                 252%
Senior securities representing indebtedness plus aggregate
  liquidation preference of the TAPS                          $185,000,000

     Notices. Upon the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to the Auction Agent and to any Rating Agency which is then rating the TAPS (i) a certificate with respect to the calculation of the TAPS Basic Maintenance Amount and the value of the portfolio holdings of the Fund; (ii) a certificate with respect to the calculation of the 1940 Act Asset Coverage; and (iii) a letter provided by the Fund's independent accountants regarding the accuracy of such calculations. See "Description of TAPS -- Notices" in the Statement of Additional Information.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of TAPS then outstanding and any other shares ranking on a parity with the TAPS then outstanding, in preference to the holders of Common Shares, will be entitled to payment, out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to $25,000 per share of the TAPS, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of TAPS will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such TAPS. After payment of the full amount of such liquidation distribution, the owners of the TAPS will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to shareholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any TAPS are entitled, such assets or the proceeds thereof will be distributed ratably among the owners of the TAPS and any other shares ranking on a parity with TAPS until payment in full is made to the owners of the TAPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Shares.

     A consolidation or merger of the Fund with or into any other trust or company or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     To the extent other TAPS are issued by the Fund, such shares will participate equally and on a pro rata basis with the TAPS then outstanding in connection with any liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated herein and except as otherwise required by applicable law, holders of TAPS have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding Preferred Shares, including the TAPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including the TAPS, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on outstanding shares of the Preferred Shares, including outstanding TAPS, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of outstanding Preferred Shares, including the TAPS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the TAPS, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the TAPS (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the TAPS, have the right to elect in any event), will terminate automatically. Any shares of TAPS issued after the date hereof shall vote with the TAPS as a single class on the matters described above, and the issuance of any other TAPS by the Fund may reduce the voting power of the TAPS.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, including the TAPS, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of TAPS; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the TAPS with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the TAPS or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on a parity with the TAPS (except that, the Board of Trustees, without the vote or consent of the holders of TAPS, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of Preferred Shares, including, other series of TAPS, ranking on a parity with the TAPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional TAPS Series TH, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with the 1940 Act TAPS Asset Coverage and TAPS Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the TAPS, see "Description of Credit Facility/Commercial Paper Program;" (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or
(vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding shares of TAPS, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the TAPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of the Preferred Shares, including the TAPS, or any other shareholder of the Fund, may from time to time amend, alter or repeal certain definitions primarily related to Moody's rating of the TAPS provided that the Board of Trustees receives written confirmation from Moody's (if Moody's is then rating the TAPS) (with such confirmation in no event being required to be obtained from a particular rating agency in the case of the definitions relevant only to and adopted in connection with the rating of the TAPS, if any, by any Other Rating Agency) that such amendment, alteration or repeal would not impair the rating then assigned by Moody's.

     In addition, the Board of Trustees, without the vote or consent of any holder of Preferred Shares, including TAPS, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, or any Other Rating Agency with respect to TAPS and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of TAPS or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including TAPS, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

     Unless otherwise required by law, holders of TAPS shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of shares of TAPS shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of TAPS, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

RESTRICTIONS ON TRANSFER

     TAPS may be transferred only (a) pursuant to an Order placed in an Auction,
(b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding TAPS through different Broker-Dealers, advises the Auction Agent of such transfer.

            DESCRIPTION OF CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

     General. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) without the consent of holders of Preferred Shares, including the TAPS. As such, the Fund may issue notes, commercial paper or other evidences of indebtedness and may secure such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The Fund may use the proceeds from borrowings for investment purposes. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines imposed by such rating agencies. Such provisions and guidelines may be more restrictive than those imposed by the 1940 Act.

     On December 14, 1999, the Fund established an interim credit facility pending the finalization of the terms of a commercial paper program (the "Credit Facility"). On May 23, 2000, the Fund replaced the Credit Facility by establishing a commercial paper program and related liquidity facility (the "CP Program"). Any subsequent senior indebtedness issued by the Fund may have terms that differ substantially from the terms of the CP Program and Credit Facility described below.

     Ranking of Senior Indebtedness. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund, including those made under the CP Program, will be senior to the rights of holders of Preferred Shares, including the TAPS, with respect to the payment of dividends or upon liquidation. Notes issued by the Fund in connection with the CP Program are secured by a first priority perfected security interest on the portfolio of Senior Loans held by the Fund.

     Credit Facility. On December 14, 1999, the Fund entered into a credit agreement pursuant to which one or more commercial banks provided the Fund with access to a $150 million revolving credit facility. On May 24, 2000, the Fund paid the amounts outstanding under the Credit Facility with proceeds of the issuance of commercial paper under the CP Program with an aggregate principal amount of $105 million.

     CP Program. On May 23, 2000, the Fund established a $150 million commercial paper program and an associated $155 million liquidity facility (the "Liquidity Facility"). Pursuant to the CP Program, a special purpose bankruptcy-remote Delaware entity (the "CP Issuer") was established for the sole purpose of issuing commercial paper and lending the proceeds to the Fund under a revolving credit facility. The amount owed by the Fund pursuant to the credit facility is evidenced by a note issued in favor of the CP Issuer (the "Senior Note"). The Senior Note bears interest at a rate sufficient to cover the aggregate of (i) interest payable on (or a discount in connection with the issuance of) the CP Issuer's commercial paper; (ii) interest payable on loans made pursuant to the Liquidity Facility; (iii) commitment fees payable under the Liquidity Facility; and (iv) other fees, costs, and expenses payable in connection with the operation of the CP Program and Liquidity Facility. Loans made in connection with the CP Program mature at the date which is two years, subject to extension, following the closing date of the CP Program or upon acceleration following an event of default. The Fund used the initial issuance of commercial paper to pay down the outstanding balance of borrowings made under the Credit Facility. The Fund expects to use the issuance of commercial paper thereafter to repay maturing commercial paper. The aggregate annualized cost of the CP Program and related Liquidity Facility is not expected to exceed an amount equal to LIBOR plus .62%. The Senior Note is secured by a first priority perfected security interest in the entire portfolio of Senior Loans held by the Fund.

     Liquidity Facility. If commercial paper proceeds are insufficient to finance advances under the credit facility or repay maturing commercial paper, the CP Issuer is able to borrow under the Liquidity Facility. Loans made under the Liquidity Facility mature at the date which is two years, subject to extension, following the closing date of the CP Program or upon acceleration following an event of default. Loans made under the Liquidity Facility bear interest at a rate of either (i) the higher of the announced prime rate of the agent under the Liquidity Facility and the federal funds rate plus .50%; or (ii) LIBOR plus .50% as selected by the Fund. Any unused portion of the Liquidity Facility is subject to a commitment fee that is approximately .125% per annum. The Liquidity Facility is secured by a first priority perfected security interest in the CP Issuer's right, title and interest in and to (i) the Senior Note; (ii) the collateral securing the Senior Note; and (iii) the credit agreement pursuant to which the Senior Note is issued.

     Restrictive Covenants and 1940 Restrictions. The credit agreement governing the CP Program (the "Credit Agreement") includes usual and customary covenants for this type of transaction including limits on the Fund's ability to (i) incur additional debt or issue preferred shares without approval of the lenders, (ii) incur liens or pledge portfolio securities; (iii) incur obligations under derivative instruments; and (iv) change its investment objective or fundamental investment restrictions without the approval of lenders. In addition, the Credit Agreement does not permit the Fund's asset coverage ratio (as defined in the Credit Agreement) to fall below 300% for more than four consecutive business days or below 275% at any time (the "Credit Agreement Asset Coverage Test").

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing under the CP Program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement limits the Fund's ability to pay dividends or make other distributions, including with respect to the TAPS, or purchase or redeem shares, including TAPS, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreement does not permit the Fund to declare dividends or other distributions with respect to the TAPS or purchase or redeem shares of TAPS (i) at any time that an event of default under the Credit Agreement for the CP Program has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the asset coverage ratio set forth in the Credit Agreement.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of TAPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for TAPS.

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent after each Auction for TAPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of TAPS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, TAPS will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of a series of TAPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to a series of TAPS then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the TAPS subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional TAPS is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of TAPS but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of TAPS held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of TAPS held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a series of TAPS exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for all Rate Periods and higher than or equal to the Minimum Rate for Standard Rate Periods or less for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of TAPS do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of TAPS, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of a series of TAPS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

                          DESCRIPTION OF COMMON SHARES

     In addition to the TAPS, the Declaration authorizes the issuance of an unlimited number of Common Shares. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable when issued and have no preemptive, conversion rights or rights to cumulative voting. So long as any TAPS are outstanding, the Fund is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Shares unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on Preferred Shares have been paid.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of Trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Preferred Shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares (including the TAPS), voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's Preferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares (including the TAPS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and repay all outstanding borrowings including those made pursuant to the CP Program or Liquidity Facility. The Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at a price based on their net asset value, less any redemption charge that is in effect at the time of redemption. Because its shares are redeemable, an open-end fund is required to invest no more than 15% of its total assets in illiquid securities. Many Senior Loans are illiquid, which might require that the Fund change its overall investment strategy if a decision were made to convert the Fund to an open-end fund. The Board of Trustees believes that the closed-end fund structure is desirable, given the Fund's investment objective and policies, and the generally illiquid nature of Senior Loans. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. See "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the extent to which the fund is leveraged, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                NET ASSET VALUE

     The Fund's net asset value per Common Share will be determined as of the close of trading (normally 4:00 p.m., New York City time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less liabilities (including Leverage Instruments), and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

     The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to the Adviser by independent third-party pricing services approved by the Board of Trustees. The Board of Trustees has reviewed the various alternatives for pricing the Fund's portfolio of Senior Loans and has determined that the use of a pricing service is a reasonable, fair and appropriate method of valuing Senior Loans. The Adviser has entered into one or more agreements with pricing service providers to provide pricing services for the Fund. There can be no assurance that the pricing service providers will continue to provide these services or will provide a value for each Senior Loan held by the Fund. However, the Adviser believes that if a pricing service provider declines to continue to act as such for the Fund, or does not provide values for a significant portion of the Senior Loans in the Fund's portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms. During any period in which no pricing service provider is acting as such for the Fund, or for any Senior Loan for which no value from a pricing service provider is available, the Adviser will value the Fund's Senior Loans as described below.

     A pricing service provider typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations will be reviewed by the officers of the Adviser under the general supervision of the Board of Trustees. If the Adviser believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, which the Adviser believes that the pricing agent may not be aware, the Adviser may in its discretion value the Senior Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information the Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service provider does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by the Adviser in the manner described above.

     It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities.

     Because a secondary trading market in Senior Loans has not yet fully developed, the pricing services or the Adviser may not rely solely on but may consider, to the extent they believe such information to be reliable, prices or quotations provided by banks, dealers or other pricing service providers with respect to secondary market transactions in Senior Loans. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service providers or the Adviser may rely to an increasing extent on such market prices and quotations in reviewing the valuations of the Senior Loan interests in the Fund's portfolio. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary in order to review the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely solely upon such ratings or price fluctuations in determining or reviewing valuations of Senior Loan interests in the Fund's portfolio.

                                FEDERAL TAXATION

     The following is intended to be a general summary of certain federal income tax consequences of investing in TAPS. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TAPS

     Under present law and based in part on the advice of counsel, the Fund believes that TAPS will constitute stock of the Fund, and thus distributions with respect to TAPS (other than distributions in redemption of TAPS subject to taxable exchange treatment under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their TAPS. The Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to TAPS as capital gain distributions in proportion to the TAPS' share of total dividends paid during the year. See "Tax Matters -- Federal Income Tax Treatment of Holders of TAPS" in the Statement of Additional Information.

SALE OF SHARES

     The sale of TAPS will be a taxable transaction for federal income tax purposes. Selling holders of TAPS will generally recognize gain or loss in an amount equal to the difference between their basis in the TAPS and the amount received in exchange therefor. If such shares of TAPS are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of shares of TAPS by the Fund generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Any loss realized upon a taxable disposition of shares of TAPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income taxes, 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in TAPS.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, as lead representative, and Deutsche Bank Securities Inc., A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc. as their representatives (together with PaineWebber Incorporated, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of TAPS set forth opposite their respective names. The Underwriters are committed to purchase all of such TAPS if any are purchased.

                                                            NUMBER OF
UNDERWRITERS                                                  TAPS
------------                                                ---------
PaineWebber Incorporated.................................       268
Deutsche Bank Securities Inc.............................       262
A.G. Edwards & Sons, Inc.................................       262
Goldman, Sachs & Co......................................       262
Merrill Lynch, Pierce, Fenner & Smith Incorporated.......       262
Prudential Securities Incorporated.......................       262
Salomon Smith Barney Inc.................................       262
                                                             ------
          Total..........................................     1,840
                                                             ======

     The Underwriters have advised the Fund that they propose initially to offer the TAPS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $150 per share. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $100 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any TAPS purchased in the initial public offering on or before May 30, 2000.

     The Underwriters will act in Auctions as Broker-Dealers as set forth under "The Auction" and will be entitled to fees for services as Broker-Dealers as set forth under "The Auction--Broker-Dealer Agreements." The Underwriters also may provide information to be used in ascertaining the Reference Rate.

     The Fund anticipates that the Underwriters from time to time may act as dealers in connection with the execution of the Trust's portfolio transactions.

     The Trust and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

                         CUSTODIAN AND TRANSFER AGENT,
                 DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT

     The custodian of the assets of the Fund is Chase Bank of Texas, National Association, 600 Travis Street, Houston, Texas 77002. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. Bankers Trust Company, 4 Albany Street, New York, New York 10006, a banking corporation organized under the laws of New York, is the Auction Agent with respect to TAPS and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the TAPS offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliates. Vedder, Price, Kaufman & Kammholz will rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Funds can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and TAPS can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                               ----
Investment Objective and Policies...........................    S-1
Investment Policies and Techniques..........................    S-3
Management of the Fund......................................    S-7
Portfolio Transactions......................................   S-12
Net Asset Value.............................................   S-13
Description of TAPS.........................................   S-15
Additional Information Concerning the Auctions for TAPS.....   S-16
Certain Provisions in the Declaration of Trust..............   S-17
Repurchase of Common Shares; Conversion to Open-End Fund....   S-18
Tax Matters.................................................   S-20
Certain Owners of Record....................................   S-23
Experts.....................................................   S-24

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           NUVEEN SENIOR INCOME FUND

                                  1,840 SHARES

                       TAXABLE AUCTIONED PREFERRED SHARES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                 [NUVEEN LOGO]

                              -------------------
                                   PROSPECTUS
                              -------------------

                            PAINEWEBBER INCORPORATED
                           DEUTSCHE BANC ALEX. BROWN
                           A.G. EDWARDS & SONS, INC.
                              GOLDMAN, SACHS & CO.
                              MERRILL LYNCH & CO.
                             PRUDENTIAL SECURITIES
                              SALOMON SMITH BARNEY

                            ------------------------

                                  MAY 24, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           NUVEEN SENIOR INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated May 24, 2000 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of TAPS in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                                         Page

Investment Objective and Policies.........................................................S-1
Investment Policies and Techniques........................................................S-3
Management of the Fund....................................................................S-7
Portfolio Transactions...................................................................S-12
Net Asset Value..........................................................................S-13
Description of Taps......................................................................S-15
Additional Information Concerning the Auctions for TAPS..................................S-16
Certain Provisions in the Declaration of Trust...........................................S-17
Repurchase of Common Shares; Conversion to Open-End Fund.................................S-18
Tax Matters..............................................................................S-20
Certain Owners of Record.................................................................S-23
Experts  ................................................................................S-24


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 24, 2000.













         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates adjust periodically based on a benchmark index such as the Prime Rate or LIBOR. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate, U.S. dollar-denominated senior loans ("Senior Loans") is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "The Fund's Investments" in the Prospectus.

INVESTMENT RESTRICTIONS

         The Fund's investment objective and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

         1. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

         2. Borrow money, except as permitted by the 1940 Act.*

         3. Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction 2. above.

         4. Make loans of money or property to any person, except for obtaining interest in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

         5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of coagents in originating senior loans.

         6. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in senior loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

---------
* The Fund borrows money as described in the Prospectus under "Description of Credit Facility/Commercial Paper Program."

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

         1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 10% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         2. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

         3. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in loan agreements in determining whether such borrowers are investment companies.

         4. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute such control or participation.

         For purposes of non-fundamental investment restriction number 1, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

         The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         The Fund is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself were unable to meet its obligations. The Fund believes the likelihood of these circumstances is remote.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.

ORIGINATING SENIOR LOANS

         Senior Loans are typically arranged through private negotiations between a borrower (the "Borrower") and several lenders (the "Lenders") represented in each case by one or more such Lenders acting as Agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several Agents; however, one such Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Fund will not act as sole Agent in a transaction. The Agent is also responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders that are parties to the Loan Agreement. The Agent is responsible for monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

         Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

         When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by this Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the unanimous or consent of all Lenders affected.

         Pursuant to the terms of a Loan Agreement, the Fund as Agent typically has sole responsibility for servicing and administering a loan on behalf of the other Lenders. Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Fund for its activities as Agent. Instead, Lenders will be required to look to the Borrower for recourse.

         Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above-described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as Agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's total assets.

LENDING FEES

         In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee, and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS

         A Borrower must comply with various restrictive covenants contained in a Loan Agreement. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, have the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS

         In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

         A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants, similar risks may arise.

PREPAYMENTS

         Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS

         From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

         The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Fund's policy of investing in normal circumstances at least 80% of its total assets in secured Senior Loans.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

         The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund. The Fund will not sell interest rate caps or floors that it does not own.

         In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

         Because these hedging transactions are entered into for good faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund may also engage in credit derivative transactions. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivative is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 10% of the total assets of the Fund.

         New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.


                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of Trustees of the Fund is currently set at six, one of whom is an "interested" person (as the term "interested" persons is defined in the 1940 Act) and five of whom are not "interested" persons. None of the Trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those Trustees who are "interested persons" of the Fund indicated by an asterisk.


                                                   POSITIONS AND           PRINCIPAL OCCUPATIONS DURING THE PAST
      NAME AND ADDRESS        DATE OF BIRTH    OFFICES WITH THE FUND                     FIVE YEARS
      ----------------        -------------    ---------------------                     ----------
Timothy R. Schwertfeger*         3/28/49      Chairman, President      Chairman since July 1, 1996 of The John
333 West Wacker Drive                             and Trustee          Nuveen Company, John Nuveen & Co.
Chicago, IL 60606                                                      Incorporated, Nuveen Advisory Corp. and
                                                                       Nuveen Institutional Advisory Corp., prior
                                                                       thereto, Executive Vice President and Director
                                                                       of The John Nuveen Company, John
                                                                       Nuveen & Co. Incorporated, Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory
                                                                       Corp.; Chairman and Director (since January
                                                                       1997) of Nuveen Asset Management, Inc.;
                                                                       Director (since 1996) of Institutional Capital
                                                                       Corporation; Chairman and Director of
                                                                       Rittenhouse Financial services Inc. (since
                                                                       1999); Chairman and Director of the Adviser
                                                                       (since 1999).

James E. Bacon                   2/27/31              Trustee          Business consultant; Director of Lone Star
114 W. 4th St.                                                         Industries, Inc. (cement); retired.
New York, NY 10036

Jack B. Evans                    10/22/48             Trustee          President, The Hall-Perrine Foundation, a
115 Third Street, S.E.                                                 private philanthropic corporation (since
Cedar Rapids, IA 52401                                                 1996); formerly President and Chief
                                                                       Operating Officer, SCI Financial Group, Inc.,
                                                                       a regional financial services firm.

William L. Kissick               7/29/32              Trustee          Professor, School of Medicine and the
University of Pennsylvania                                             Wharton School of Management and
224 NEB/2L                                                             Chairman, Leonard Davis Institute of Health
Philadelphia, PA 19104                                                 Economics, University of Pennsylvania.

Thomas E. Leafstrand             11/11/31             Trustee          Retired, previously Vice President in charge
412 W. Franklin                                                        of Municipal Underwriting and Dealer Sales
Wheaton, IL 60187                                                      at The Northern Trust Company.

Sheila W. Wellington             2/24/32              Trustee          President (since 1993) of Catalyst (a
250 Park Avenue                                                        not-for-profit organization focusing on
New York, NY 10003                                                     women's leadership development in business
                                                                       and the professions).

                                                   POSITIONS AND           PRINCIPAL OCCUPATIONS DURING THE PAST
      NAME AND ADDRESS        DATE OF BIRTH    OFFICES WITH THE FUND                     FIVE YEARS
      ----------------        -------------    ---------------------                     ----------
Alan G. Berkshire                12/28/60       Vice President and     Senior Vice President (since May 1999) formerly
333 West Wacker Drive                           Assistant Secretary    Vice President (since May 1998), Secretary
Chicago, IL 60606                                                      (since may 1998) and General Counsel (since
                                                                       September 1997) of The John Nuveen Co.
                                                                       Incorporated and the John Nuveen Company;
                                                                       Senior Vice President (since May 1999),
                                                                       formerly Vice President (since Sept. 1997) and
                                                                       Secretary of Nuveen Advisory Corp., Nuveen
                                                                       Institutional Advisory Corp. and Nuveen Asset
                                                                       Management, Inc. Senior Vice President and
                                                                       Secretary (since Sept. 1999) of the Adviser;
                                                                       prior thereto, Partner in the law firm of
                                                                       Kirkland & Ellis.

Peter H. D'Arrigo                11/28/67       Vice President and     Vice President of John Nuveen & Co.
333 West Wacker Drive                                Treasurer         Incorporated (January 1999); Vice President and
Chicago, IL 60606                                                      Treasurer of the Adviser (September 1999);
                                                                       prior thereto, Assistant Vice President
                                                                       (January 1997); formerly, Associate of John
                                                                       Nuveen & Co. Incorporated; Vice President and
                                                                       Treasurer of the Adviser (since Sept. 1999);
                                                                       Chartered Financial Analyst.

Lorna C. Ferguson                10/24/45         Vice President       Vice President of John Nuveen & Co.
333 West Wacker Drive                                                  Incorporated; Vice President (since
Chicago, IL 60606                                                      January 1998) of Nuveen Advisory Corp. and
                                                                       Nuveen Institutional Advisory Corp.

Stephen D. Foy                   5/31/54        Vice President and     Vice President of John Nuveen & Co.
333 West Wacker Drive                               Controller         Incorporated; Vice President of the Adviser
Chicago, IL 60606                                                      (since Sept. 1999); Certified Public
                                                                       Accountant.

Jeffrey W. Maillet               9/30/56          Vice President       Executive Managing Director of the Adviser
333 West Wacker Drive                                                  (since September 1999); prior thereto, Senior
Chicago, IL 60606                                                      Vice President of Van Kampen Investment
                                                                       Advisory Corp. (since 1989).

Larry W. Martin                  7/27/51        Vice President and     Vice President, Assistant Secretary and
333 West Wacker Drive                           Assistant Secretary    Assistant General Counsel of John Nuveen &
Chicago, IL 60606                                                      Co. Incorporated; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory Corp.
                                                                       and Nuveen Institutional Advisory Corp.; Vice
                                                                       President and Assistant Secretary (since
                                                                       January 1997) of Nuveen Asset Management,
                                                                       Inc.; Assistant Secretary of The John Nuveen
                                                                       Company; Vice President and Assistant
                                                                       Secretary of the Adviser (since September 1999).


                                                   POSITIONS AND           PRINCIPAL OCCUPATIONS DURING THE PAST
      NAME AND ADDRESS        DATE OF BIRTH    OFFICES WITH THE FUND                     FIVE YEARS
      ----------------        -------------    ---------------------                     ----------
Gifford R. Zimmerman              9/9/56        Vice President and     Vice President, Assistant Secretary and
333 West Wacker Drive                                Secretary         Associate General Counsel of John Nuveen & Co.
Chicago, IL 60606                                                      Incorporated; Vice President and Assistant
                                                                       Secretary  of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Assistant
                                                                       Secretary, The John Nuveen Company; Vice
                                                                       President and Assistant Secretary of the
                                                                       Adviser (since Sept. 1999); Chartered Financial
                                                                       Analyst.

         Jeffrey W. Maillet is the portfolio manager of the Fund. Mr. Maillet has more than eighteen years of experience in Senior Loan fund management and has managed the purchase of more than 2,000 senior secured bank issues totaling in excess of $28 billion.

         William L. Kissick and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. Mr. Schwertfeger is also a director or Trustee, as the case may be, of 106 Nuveen open-end and closed-end funds advised by Nuveen Advisory Corp., Nuveen Institutional Advisory Corp. and Nuveen Senior Loan Asset Management Inc. (the Adviser)

         The other Trustees of the Fund are directors or Trustees, as the case may be, of 8 Nuveen open-end funds and 5 Nuveen closed-end funds advised by Nuveen Institutional Advisory Corp.; and one additional fund advised by the Adviser.

         At the next annually scheduled meeting, holders of TAPS shares, voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and holders of TAPS shares, voting together as a single class.

         The following table sets forth estimated compensation to be paid by the Fund projected through the end of the Fund's first full fiscal year. The Fund has no retirement or pension plans. The officers and Trustees affiliated with Nuveen serve without any compensation from the Fund.


                                      Estimated Aggregate            Total Compensation                  Deferred
                                          Compensation               from Trust and Fund             Compensation Payable
 Name of Trustee                      from the Trust (1)         Complex Paid to Trustees (2)         from the Trust (3)
-----------------                    --------------------        -----------------------------       ---------------------
James E. Bacon....................        $    5,903                   $   44,000                          $  2,426
Jack B. Evans.....................        $    5,903                   $   44,000                          $  2,436
William L. Kissick................        $    5,903                   $   44,000                          $  2,183
Thomas E. Leafstrand..............        $    6,641                   $   45,600                          $  2,933
Sheila W. Wellington..............        $    5,903                   $   44,000                          $  4,873


             (1) The estimated compensation paid to the independent trustees for the fiscal year ended July 31, 2000 for services to the Fund.

             (2) Based on the compensation paid to the independent trustees for the fiscal year ended July 31, 2000 for services to the eleven open-end and closed-end funds advised by NIAC and the Adviser.

             (3) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.








INVESTMENT ADVISER

         The Adviser acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. The Adviser is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by the Adviser, see "Management of the Fund" in the Prospectus.

         The Adviser is a wholly-owned subsidiary of The John Nuveen Company and is an affiliated entity of John Nuveen & Co. Incorporated ("Nuveen"), which is also a co-managing underwriter of the Fund's TAPS. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen currently sponsors 60 funds traded on the New York or American Stock Exchange, with more than $27 billion in assets. Nuveen, like the Adviser, is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser an annual management fee, payable on a monthly basis, according to the following schedule:

AVERAGE DAILY MANAGED ASSETS                                 MANAGEMENT FEE
----------------------------                                 --------------
                                                                  >
Less than $1 billion......................................     .8500 of 1%
$1 billion to $2 billion..................................     .8375 of 1%
$2 billion to $5 billion..................................     .8250 of 1%
$5 billion to $10 billion.................................     .8000 of 1%
$10 billion and over......................................     .7750 of 1%


-------------

* For purposes of calculation of the management fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested Trustees of the Fund and the sole shareholder of the Fund.

         For the first ten years of the Fund's operation, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                         PERCENTAGE REIMBURSED                             PERCENTAGE REIMBURSED
     YEAR ENDING          (AS A PERCENTAGE OF          YEAR ENDING          (AS A PERCENTAGE OF
       OCT. 31              MANAGED ASSETS)              OCT. 31              MANAGED ASSETS)
       -------              ---------------              -------              ---------------
         1999*                    .45%                    2005                      .35%
         2000                     .45%                    2006                      .25%
         2001                     .45%                    2007                      .15%
         2002                     .45%                    2008                      .10%
         2003                     .45%                    2009                      .05%
         2004                     .45%

-------------

*        From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders and to pay dividends on Preferred Shares during the period of reimbursement. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.


                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price, should the Fund desire to sell such interests. See "Risks" in the Prospectus.

         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Adviser to seek the best execution under the circumstances of each trade. The Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Adviser's practice to select dealers who, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Adviser's expenses. While the Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         The Adviser may manage other investment accounts and investment companies for other clients who have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, the Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from the Advisers organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.


                                 NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value per Common Share is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to the Adviser by an independent third-party pricing service approved by the Board of Trustees. The Board of Trustees has reviewed the various alternatives for pricing the Fund's portfolio of Senior Loans and has determined that the use of a pricing service is a reasonable, fair and appropriate method of valuing Senior Loans. The Adviser has entered into one or more agreements with pricing service providers to provide pricing services for the Fund.

There can be no assurance that the pricing service providers will continue to provide these services or will provide a value for each Senior Loan held by the Fund. However, the Adviser believes that if a pricing service provider declines to continue to act as such for the Fund, or does not provide values for a significant portion of the Senior Loans in the Fund's portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms. During any period in which no pricing service provider is acting as such for the Fund, or for any Senior Loan for which no value from a pricing service provider is available, the Adviser will value the Fund's Senior Loans as described below.

         A pricing service provider typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations will be reviewed by the officers of the Adviser under the general supervision of the Board of Trustees. If the Adviser believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, which the Adviser believes that the pricing agent may not be aware, the Adviser may in its discretion value the Senior Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information the Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service provider does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by the Adviser in the manner described above.

         It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities.

         Because a secondary trading market in Senior Loans has not yet fully developed, the pricing service or the Adviser may not rely solely on but may consider, to the extent they believe such information to be reliable, prices or quotations provided by banks, dealers or other pricing services providers with respect to secondary market transactions in Senior Loans. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service provider or the Adviser may rely to an increasing extent on such market prices and quotations in reviewing the valuations of the Senior Loan interests in the Fund's portfolio. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates or otherwise. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary in order to review the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely solely upon such ratings or price fluctuations in determining or reviewing valuations of Senior Loan interests in the Fund's portfolio.

         Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

         Short-term obligations which mature in 60 days or less will be valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or will be valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets will be valued at a fair value as determined in good faith by or on behalf of the Trustees.


                               DESCRIPTION OF TAPS

         NOTICES. The Fund must deliver a certificate with respect to the calculation of the TAPS Basic Maintenance Amount and the value of the portfolio holdings of the Fund (a "TAPS Basic Maintenance Certificate") (i) to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 115% of the TAPS Basic Maintenance Amount,
(ii) to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires as of (a) every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (b) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, and (c) on request by each Rating Agency, as applicable, (iii) to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires as of the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, and
(iv) to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount. Such TAPS Basic Maintenance Certificate shall be delivered in the case of clause
(i)(a) on the Date of Original Issue and in the case of clauses (i)(b), (ii),
(iii) and (iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund is required to deliver to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires, a certificate with respect to the calculation of the 1940 Act TAPS Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act TAPS Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue with respect to TAPS, and (ii) as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage (as defined under "Description of Senior Notes -- Asset Maintenance"). Such 1940 Act TAPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

         On the Date of Original Issue, the Fund shall deliver to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the TAPS Basic Maintenance Certificate and the 1940 Act TAPS Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an TAPS Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such TAPS Basic Maintenance Certificate and in any other TAPS Basic Maintenance

Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act TAPS Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, each Rating Agency which is then rating the TAPS and which so requires an Accountant's Certificate regarding the accuracy of calculations made by the Fund in such 1940 Act TAPS Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each TAPS Basic Maintenance Certificate and 1940 Act TAPS Asset Coverage Certificate required to be delivered as of a Business Day on or before any Asset Coverage Cure Date, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount on such prior Valuation Dates. In the event that a TAPS Basic Maintenance Certificate or 1940 Act TAPS Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified in the Statement, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.


             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR TAPS

GENERAL

         AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of TAPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of TAPS. See "Broker-Dealers" below.

         SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of TAPS. One certificate for all of the shares of each series of TAPS will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of TAPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of TAPS. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's Trustees, as described under "Description of TAPS-Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of TAPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of TAPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of TAPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of TAPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of TAPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of TAPS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of TAPS will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under the Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and TAPS shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of Trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and TAPS shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and TAPS shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of TAPS shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's TAPS shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's TAPS shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end company or to approve transactions constituting a plan of reorganization which investment adversely affects the holders of TAPS shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of the these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's TAPS shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued TAPS shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding TAPS shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and TAPS shares outstanding at the time, voting together as a single class, and of the holders of at least two- thirds of the Fund's TAPS shares outstanding at the time, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all TAPS shares then outstanding and repay outstanding borrowings including those made pursuant to the CP Program and Liquidity Facility and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when TAPS shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

         Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                   TAX MATTERS

         The following is intended to be a general summary of certain federal income tax consequences of investing in TAPS. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholder's hands as long-term capital gain. If the fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year, less an interest charge to the Treasury on 50% of such earnings and profits, before it can again qualify as a regulated investment company.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the Preferred Shares until the asset coverage is restored. See "Description of TAPS -- Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing at least 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) TAPS in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem TAPS and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

         Use of the Fund's cash to repurchase or redeem TAPS may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of TAPS, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of TAPS might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Investments of the Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of Interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

         The Fund's transactions in forward contracts and options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

         If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year, less an interest charge to the Treasury on 50% of such earnings and profits, before it can again qualify as a regulated investment company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TAPS

         Under present law and based in part on the advice of counsel (which advice relies in part on the Fund's representation that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the TAPS, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of TAPS will be able to sell his or her shares), the Fund believes that the TAPS will constitute stock of the Fund, and thus distributions with respect to the TAPS (other than distributions in redemption of the TAPS subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

         The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the TAPS are entitled. Holders of the TAPS are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Shares and the TAPS as consisting of particular types of income (net capital gain, dividend income and ordinary income), in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the TAPS during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gain dividend, capital gains in proportion to the TAPS's proportionate share of the total dividends paid on the TAPS during the year to the total distributions paid on both the TAPS and the Common Shares during the year. Each holder of the TAPS during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gain, regardless of the length of time the TAPS have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of TAPS and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of TAPS who holds his or her shares of TAPS as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the TAPS for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the TAPS, the Fund intends to distribute its net capital gain for any year during which it has shares of TAPS outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of TAPS are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

         Most of the Fund's net investment income is expected to be derived from interest-bearing securities. Accordingly, dividends paid with respect to the TAPS generally will not qualify for the dividend received deduction available to corporate shareholders. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the TAPS dividends representing the shareholder's portion of the Fund's eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of shares of TAPS of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         The sale of shares of TAPS will be a taxable transaction for federal income tax purposes. Selling holders of shares of TAPS will generally recognize gain or loss in an amount equal to the difference between their basis in the TAPS and the amount received in exchange therefor. If such shares of TAPS are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of shares of TAPS by the Fund generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of shares of TAPS held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that they are subject to backup withholding. Individual shareholders who are Non-U.S. Persons (as defined below) and who certify as to their status as Non-U.S. Persons, certain Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is provided to the Internal Revenue Service.


         A holder of TAPS that is not a "United States person" within the meaning of the Code (a "Non-U.S. Person") generally will be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from the Fund (other than dividends designated as capital gain distributions) that are not "effectively connected with a United States trade or business carried on by such holder of TAPS. Non-effectively connected capital gain dividends and gains realized from the sales of TAPS will not be subject to United States federal income tax in the case of a holder of TAPS that is (i) a Non-U.S. Person that is a corporation or (ii) an individual Non-U.S. Person that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). Prospective investors that are Non-U.S. Persons should consult their United States tax advisors concerning the tax consequences to them of an investment in TAPS. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in TAPS.


                            CERTAIN OWNERS OF RECORD

As of May 18, 2000, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding common shares of the Fund, except as set forth below:

Prudential Securities 4,246,153 shares or 14.34%; AG Edwards 2,389,143 shares or 8.07%; PaineWebber 4,435,648 shares or 14.98%; FiServ Securities 3,328,496 shares or 11.24% and Merrill Lynch 1,535,867 shares or 5.19%.

                                     EXPERTS
         The Statement of Net Assets of the Fund as of October 14, 1999 appearing in this Statement of Additional Information, has been audited by KPMG, 303 East Wacker Drive, Chicago, Illinois 60601, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
Nuveen Senior Income Fund:

We have audited the accompanying statement of net assets of Nuveen Senior Income Fund (the "Fund"), as of October 14, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of this financial statement provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of October 14, 1999, in conformity with generally accepted accounting principles.


                                                       KPMG LLP

Chicago, Illinois
October 14, 1999

                              FINANCIAL STATEMENTS

                           Nuveen Senior Income Fund
                            Statements of Net Assets
                                October 14, 1999
Assets:
  Cash .............................................................. $100,084
                                                                      --------
    Total assets ....................................................  100,084
                                                                      --------
Net assets .......................................................... $100,084
                                                                      ========
Net Assets Represent:
Cumulative preferred shares, $25,000 liquidation value; unlimited
    number of shares authorized, no shares outstanding .............. $    --
  Common shares, $.01 par value; unlimited number of shares
    authorized, 10,480 shares outstanding ...........................      105
  Paid-in surplus ...................................................   99,979
                                                                      --------
                                                                      $100,084
                                                                      ========
Net asset value per Common share outstanding ($100,084
    divided by 10,480 Common Shares outstanding) .................... $   9.55
                                                                      ========

The Fund was organized as a Massachusetts business trust on August 13, 1999, and has been inactive since that date except for matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 10,480 Common Shares to Nuveen Senior Loan Asset Management Inc., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company. John Nuveen & Co. Incorporated, also a wholly owned subsidiary of The John Nuveen Company, has agreed to pay all organizational expenses (approximately $10,000) and all offering costs (other than the sales load) that exceed $.01 per common shares.

The Fund is authorized by its Declaration of trust to issue an unlimited number of preferred shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from those estimates.

Portfolio of Investments
NUVEEN SENIOR INCOME FUND (NSL)
January 31, 2000
(Unaudited)


                                                                           Ratings*
 Principal                                                             -----------------       Stated                 Market
 Amount (000)   Description                                              Moody's     S&P        Maturity**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS*** - 124.8%
                Aerospace/Defense - 5.2%
$     14,961    Fairchild Corp., Term Loan B                               Ba3        BB-        04/03/06            $14,680,522
-----------------------------------------------------------------------------------------------------------------------------------
                Automotive - 3.5%
       9,967    MetalForming Technologies, Inc., Term Loan B               NR         NR         06/30/06              9,891,917
-----------------------------------------------------------------------------------------------------------------------------------
                Beverage, Food & Tobacco - 6.8%
       9,476    American Bottling Company, Inc., Term Loan B               NR         NR         10/07/07              9,505,863
       6,179    Eagle Family Foods Inc., Term Loan                         B1         B          12/31/05              5,972,619
       1,145    Triarc Consumer Products Group, LLP, Term Loan B           B1         B+         03/01/06              1,152,034
       2,795    Triarc Consumer Products Group, LLP, Term Loan C           B1         B+         03/01/07              2,810,963
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      19,441,479
-----------------------------------------------------------------------------------------------------------------------------------
                Chemicals, Plastics & Rubber - 8.8%
       7,500    Huntsman ICI Chemicals LLC, Term Loan B                    Ba3        BB         06/30/07              7,550,000
       7,500    Huntsman ICI Chemicals LLC, Term Loan C                    Ba3        BB         06/30/08              7,550,000
       9,975    Lyondell Chemical Co., Term Loan E                         Ba3        NR         03/31/06             10,220,090
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      25,320,090
-----------------------------------------------------------------------------------------------------------------------------------
                Containers, Packaging & Glass - 1.7%
       2,639    Graham Packaging Co., Term Loan B                          B1         B+         01/31/06              2,641,629
       2,187    Graham Packaging Co., Term Loan C                          B1         B+         01/31/07              2,188,778
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,830,407
-----------------------------------------------------------------------------------------------------------------------------------
                Diversified Manufacturing - 2.4%
       6,965    Western Industries Holding Inc., Term Loan B               NR         NR         06/23/06              6,951,941
-----------------------------------------------------------------------------------------------------------------------------------
                Ecological - 3.8%
       4,545    Allied Waste North America, Inc., Term Loan B              Ba3        BB         07/21/06              4,406,250
       5,455    Allied Waste North America, Inc., Term Loan C              Ba3        BB         07/21/07              5,287,500
       1,000    Stericycle Inc., Term Loan B                               B1         BB-        11/10/06              1,003,438
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,697,188
-----------------------------------------------------------------------------------------------------------------------------------
                Electronic Services - 6.6%
       4,815    Semiconductor Components Industries, LLC, Term Loan B      NR         BB-        08/04/06              4,865,972
       5,185    Semiconductor Components Industries, LLC, Term Loan C      NR         BB-        08/04/07              5,240,278
       8,771    Via Systems, Inc., Term Loan                               B1         B+         03/31/04              8,536,954
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      18,643,204
-----------------------------------------------------------------------------------------------------------------------------------
                Farming & Agricultural - 1.8%
       2,496    Scotts Company, Term Loan B                                Ba3        BB         06/30/06              2,512,676
       2,495    Scotts Company, Term Loan C                                Ba3        BB         06/30/07              2,511,921
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,024,597
-----------------------------------------------------------------------------------------------------------------------------------


NUVEEN SENIOR INCOME FUND (NSL)
January 31, 2000
(Unaudited)

                                                                          Ratings*
 Principal                                                             -----------------         Stated                 Market
 Amount (000)   Description                                              Moody's     S&P        Maturity**               Value
-----------------------------------------------------------------------------------------------------------------------------------
                Finance - 7.2%
$      4,975    Bridge Information Systems, Inc., Term Loan B              NR         NR         07/07/05            $ 4,688,938
       4,987    Bridge Information Systems, Inc., Term Loan B              NR         NR         07/07/05              4,700,689
       4,987    Bridge Information Systems, Inc., Term Loan B              NR         NR         03/05/06              4,700,689
       6,500    Sovereign Bancorp, Inc., Term Loan B                       Ba2        NR         11/14/03              6,524,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,614,691
-----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 6.8%
       5,000    Lifepoint Hospitals Holdings, Inc., Term Loan B            B1         B+         11/11/05              4,978,125
       7,437    Quest Diagnostics, Inc., Term Loan B                       Ba3        BB         08/16/06              7,476,719
       6,865    Quest Diagnostics, Inc., Term Loan C                       Ba3        BB         08/16/07              6,901,587
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      19,356,431
-----------------------------------------------------------------------------------------------------------------------------------
                Home & Office Furnishings/Housewares - 3.3%
      10,000    World Kitchen Inc., Term Loan C                            B1         BB-        04/09/07              9,500,000
-----------------------------------------------------------------------------------------------------------------------------------
                Hotels, Motels, Inns & Gaming - 3.4%
      10,000    Wyndham International, Inc., Term Loan B                   NR         NR         06/30/06              9,741,667
-----------------------------------------------------------------------------------------------------------------------------------
                Insurance - 3.5%
       5,000    GAB Robins North America, Inc., Term Loan B                NR         NR         12/01/05              4,981,250
       4,950    USI Holdings Corp., Term Loan                              NR         B+         09/17/04              4,931,438
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,912,688
-----------------------------------------------------------------------------------------------------------------------------------
                Leisure & Entertainment - 6.7%
       4,000    Bally Total Fitness Holding Corp., Term Loan               B1         B+         11/10/04              3,994,167
       3,447    Fitness Holdings Worldwide, Inc., Term Loan B              NR         B+         11/02/06              3,448,756
       6,553    Fitness Holdings Worldwide, Inc., Term Loan C              NR         B+         11/02/07              6,557,494
       5,000    Six Flags Theme Parks Inc., Term Loan B                    Ba3        B+         09/30/05              5,017,188
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      19,017,605
-----------------------------------------------------------------------------------------------------------------------------------
                Mining, Steel, Iron & Non-Precious Metals - 1.3%
       3,580    ASARCO Inc., Term Loan                                     B1         BB         06/21/01              3,573,459
-----------------------------------------------------------------------------------------------------------------------------------
                Non-Durable Consumer Products - 3.5%
       5,283    Norwood Promotional Products, Inc., Term Loan B            NR         NR         05/31/06              5,302,899
       4,706    Norwood Promotional Products, Inc., Term Loan C            NR         NR         11/30/06              4,723,530
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,026,429
-----------------------------------------------------------------------------------------------------------------------------------
                Personal & Miscellaneous Services - 1.5%
       4,300    Weight Watchers International, Inc.,
                Transferable Loan Certificate                              Ba2        B+         09/30/06              4,308,063
-----------------------------------------------------------------------------------------------------------------------------------
                Printing & Publishing - 3.0%
       7,000    American Media Operations, Inc., Term Loan B-1             Ba3        B+         04/01/07              7,018,958
       1,496    Merrill Corp., Term Loan B                                 B1         BB-        11/23/07              1,504,199
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,523,157
-----------------------------------------------------------------------------------------------------------------------------------
                Restaurants & Food Service - 3.5%
       4,975    Domino's Inc., Term Loan B                                 B1         B+         12/21/06              4,999,689
       4,980    Domino's Inc., Term Loan C                                 B1         B+         12/21/07              5,004,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,004,589
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          Ratings*
 Principal                                                             -----------------         Stated                 Market
 Amount (000)   Description                                              Moody's     S&P        Maturity**              Value
-----------------------------------------------------------------------------------------------------------------------------------
                Retail/Catalog - 1.8%
$      5,000    Micro Warehouse, Inc., Term Loan B                         B1         BB-        01/31/07           $  4,981,250
-----------------------------------------------------------------------------------------------------------------------------------
                Retail/Stores - 3.5%
       5,920    HMV Media Group PLC, Term Loan C                           B1         BB-        03/28/06              5,838,600
       4,080    HMV Media Group PLC, Term Loan D                           B1         BB-        08/28/06              4,023,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,862,500
-----------------------------------------------------------------------------------------------------------------------------------
                Telecommunications/Cellular/PCS - 12.0%
       2,108    American Cellular Corp., Term Loan B                       B2         NR         06/25/07              2,108,129
       2,108    American Cellular Corp., Term Loan C                       B2         NR         12/25/07              2,108,129
      10,000    BCP Telecomunicacoes, Term Loan A                          NR         NR         03/31/00             10,025,000
      10,000    Centennial Cellular Operating Co. LLC, Term Loan A         B1         B+         11/30/06             10,020,833
       5,000    Omnipoint Communications Inc., Term Loan A                 B2         NR         03/31/08              4,996,875
       4,992    Omnipoint Communications Inc., Term Loan C                 B2         NR         02/17/06              5,013,046
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      34,272,012
-----------------------------------------------------------------------------------------------------------------------------------
                Telecommunications/CLEC - 7.1%
      10,000    Level 3 Communications, LLC, Term Loan B                   B1         B+         01/15/08             10,064,583
       5,000    RCN Corp., Term Loan B                                     B1         B+         06/03/06              5,030,208
       5,000    Teligent Inc., Term Loan                                   B3         B-         06/30/06              4,965,625
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,060,416
-----------------------------------------------------------------------------------------------------------------------------------
                Telecommunications/Hybrid - 1.8%
       5,000    Nextel Partners Operating Co., Term Loan B                 B2         B-         01/29/08              5,065,625
-----------------------------------------------------------------------------------------------------------------------------------
                Telecommunications/Satellite - 1.7%
       5,000    Satelites Mexicanos, S.A. de C.V., Bond                    B1         B+         06/30/04              4,700,000
-----------------------------------------------------------------------------------------------------------------------------------
                Telecommunications/Wireless Messaging - 2.7%
       8,106    Arch Paging, Inc., Term Loan C                             B2         B          06/30/06              7,558,495
-----------------------------------------------------------------------------------------------------------------------------------
                Textiles & Leather - 3.5%
       9,875    Norcross Safety Products LLC, Term Loan                    NR         NR         09/30/05              9,800,938
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation/Cargo - 3.2%
       9,000    North American Van Lines, Inc., Term Loan B                B1         B+         11/18/07              8,983,125
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation/Personal - 1.8%
       2,500    Avis Rent A Car, Inc., Term Loan B                        Ba3         BB+        06/30/06              2,516,667
       2,500    Avis Rent A Car, Inc., Term Loan C                        Ba3         BB+        06/30/07              2,516,667
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,033,334
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation/Rail Manufacturing - 1.4%
       4,000    Kansas City Southern Railway Co., Term Loan B             Ba1         BBB        12/29/06              4,027,499
-----------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $355,162,158)                                        354,405,318
-----------------------------------------------------------------------------------------------------------------------------------

NUVEEN SENIOR INCOME FUND (NSL)
January 31, 2000
(Unaudited)



 Principal                                                                 Stated            Market
 Amount (000)   Description                                               Maturity**          Value
------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 19.7%
                Commercial Paper:
$      9,995    Cargill Inc.                                               02/04/00      $   9,995,458
       6,070    Centex Corp.                                               02/01/00          6,070,000
       9,997    Central & South West Corp.                                 02/03/00          9,996,806
      10,000    Maytag Corp.                                               02/01/00         10,000,000
       9,997    Nabisco, Inc.                                              02/03/00          9,996,844
      10,000    Texas Utilities Co.                                        02/01/00         10,000,000
------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $56,059,108)                             56,059,108
------------------------------------------------------------------------------------------------------
                Total Investments (cost $411,221,266) - 144.5%                             410,464,426
------------------------------------------------------------------------------------------------------
                Bank Borrowings Payable - (44.7)%+                                        (127,000,000)
------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -0.2%                                            602,261
------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                         $284,066,687
======================================================================================================

NR   Not rated.

* Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

*** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

+    Bank borrowings payable based on total assets equals (30.7)%.

                 See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS
                                January 31, 2000
                                  (Unaudited)


-----------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $411,221,266)                 $410,464,426
Cash                                                                  587,451
Interest receivable                                                 3,123,236
Other assets                                                          176,537
-----------------------------------------------------------------------------
      Total assets                                                414,351,650
-----------------------------------------------------------------------------
LIABILITIES
Bank borrowings payable                                           127,000,000
Accrued expenses:
   Management fees                                                    119,111
   Other                                                              915,445
Common share dividends payable                                      2,250,407
-----------------------------------------------------------------------------
      Total liabilities                                           130,284,963
-----------------------------------------------------------------------------
Net assets                                                       $284,066,687
=============================================================================
Common shares outstanding                                          29,610,617
=============================================================================
Net asset value per Common share outstanding (net assets
  divided by Common shares outstanding)                          $       9.59
=============================================================================

STATEMENT OF OPERATIONS
For the Period October 29, 1999 (commencement of operations) through
January 31, 2000 (Unaudited)
-----------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                           $7,732,135
Fees                                                                   48,109
-----------------------------------------------------------------------------
Total investment income                                             7,780,244
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                       662,026
Interest expense                                                      524,305
Custodian's fees and expenses                                          94,169
Shareholders' servicing agent fees and expenses                        68,082
Professional fees                                                      41,378
Shareholders' reports - printing and mailing expenses                   6,296
Trustees' fees and expenses                                             5,218
Other expenses                                                         41,970
-----------------------------------------------------------------------------
Total expenses before expense reimbursement                         1,443,444
   Expense reimbursement                                             (350,484)
-----------------------------------------------------------------------------
Net expenses                                                        1,092,960
-----------------------------------------------------------------------------
Net investment income                                               6,687,284
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                        151,759
Change in net unrealized appreciation (depreciation) of
  investments                                                        (756,840)
-----------------------------------------------------------------------------
Net gain (loss) from investments                                     (605,081)
-----------------------------------------------------------------------------
Net increase in net assets from operations                         $6,082,203
=============================================================================


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period October 29, 1999 (commencement of operations) through January 31, 2000 (Unaudited)

------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $6,687,284
Net realized gain from investment transactions                        151,759
Net change in unrealized appreciation (depreciation)
  of investments                                                     (756,840)
------------------------------------------------------------------------------
Net increase in net assets from operations                          6,082,203
------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net investment income                           (4,500,803)
From accumulated net realized gains from investment
  transactions                                                           --
------------------------------------------------------------------------------
Decrease in net assets from distributions to Common shareholders   (4,500,803)
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                           282,383,896
Net proceeds from Common shares issued to shareholders due to
  reinvestment of distributions                                         1,307
------------------------------------------------------------------------------
Net increase in net assets                                        283,966,603
Net assets at the beginning of period                                 100,084
------------------------------------------------------------------------------
Net assets at the end of period                                  $284,066,687
==============================================================================
Balance of undistributed net investment income at the
  end of period                                                  $  2,186,481
==============================================================================

STATEMENT OF CASH FLOWS
For the Period October 29, 1999 (commencement of operations) through January 31, 2000 (Unaudited)

------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS                             $  6,082,203
------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash used for Operating Activities:
   Increase in investments at value                              (410,464,426)
   Increase in interest receivable                                 (3,123,236)
   Increase in other assets                                          (176,537)
   Increase in management fees                                        119,111
   Increase in other liabilities                                      915,445
   Increase in Common shares dividends payable                      2,250,407
------------------------------------------------------------------------------
Total adjustments                                                (410,479,236)
------------------------------------------------------------------------------
NET CASH USED FOR OPERATING ACTIVITIES                           (404,397,033)
------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowings                                     127,000,000
Proceeds from shares sold                                         282,383,896
Proceeds from shares reinvested                                         1,307
Distributions to shareholders                                      (4,500,803)
------------------------------------------------------------------------------
   Net cash provided by financing activities                      404,884,400
------------------------------------------------------------------------------
NET INCREASE IN CASH                                                  487,367
Cash at the beginning of period                                       100,084
------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                        $    587,451
==============================================================================

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)




1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is listed on the New York Stock Exchange and trades under the ticker symbol "NSL". The Fund was organized as a Massachusetts business Trust on August 13, 1999. The Fund commenced operations on October 29, 1999.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Investment Valuation
The prices of senior loans in the Fund's investment portfolio are provided by pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior loans for which current quotations are not readily available are valued at a fair value using a wide range of market data and other information and analysis, including credit considerations considered relevant by such pricing service providers to determine valuations. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts when required for federal income tax purposes. Facilities fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions. The Fund currently considers significant net realized capital gains as amounts in excess of $.01 per share. Net realized capital gain distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
The Fund intends to declare and pay monthly distributions to Common shareholders. Generally payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

(Unaudited)


Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period October 29, 1999 (commencement of operations)through January 31, 2000.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the period October 29, 1999 (commencement of operations)through January 31, 2000, 29,600,000 shares were sold and 137 shares were issued to shareholders due to reinvestment of distributions.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0785 per share from its net investment income which was paid on March 1, 2000, to shareholders of record on February 15, 2000.

4. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during period October 29, 1999 (commencement of operations)through January 31, 2000, aggregated $395,103,671 and $40,339,803, respectively.

At January 31, 2000, the identified cost of investments owned for federal income tax purposes was $411,221,266.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At January 31, 2000, net unrealized depreciation of investments for federal income tax purposes aggregated $756,840 of which $1,568,082 related to appreciated securities and $2,324,922 related to depreciated securities.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily managed assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily managed assets for the year ended October 31, 2005, .25% of the average daily managed assets for the year ended October 31, 2006, .15% of the average daily managed assets for the year ended October 31, 2007, .10% of the average daily managed assets for the year ended October 31, 2008, and .05% of the average daily managed assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At January 31, 2000, net assets consisted of:
-------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    296,106
Paid-in surplus                                                     282,189,181
Balance of undistributed net investment income                        2,186,481
Accumulated net realized gain from investment transactions              151,759
Net unrealized appreciation (depreciation) of investments              (756,840)
-------------------------------------------------------------------------------
Net assets                                                         $284,066,687
===============================================================================
Authorized shares:
   Common                                                             Unlimited
   Preferred                                                          Unlimited
===============================================================================

8. COMMITMENTS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund may have unfunded loan commitments. There were no such unfunded loan commitments as of January 31, 2000. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

9. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in assignments, participations or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of January 31, 2000.

10. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to 331/3% of the Fund's total assets immediately after such borrowing or issuance.

The Trust has entered into a $150,000,000 revolving credit agreement with Deutsche Bank AG which expires December 19, 2000. The Trust paid $200,000 in fees in connection with obtaining the agreement. These Prepaid fees are being amortized into expense over the term of the agreement. Interest is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility.

The average daily balance of bank borrowings for the period October 29, 1999 (commencement of operations) through January 31, 2000, was approximately $29,958,000 with an average interest rate of 6.72%.

FINANCIAL HIGHLIGHTS
(Unaudited)
Selected data for a share outstanding throughout the period October 29, 1999 (commencement of operations) through January 31, 2000:

                                                       Investment Operations                 Less Distributions
                                                  ---------------------------------   ------------------------------
                                                               Net
                                                               Realized/
                                     Beginning    Net          Unrealized             Net
                                     Net Asset    Investment   Investment             Investment   Capital
                                     Value        Income       Gain (Loss)    Total   Income       Gains      Total
Year Ended 7/31:
   2000 (a)                          $9.55        $.23         $(.03)         $.20    $(.15)       $--        $(.15)

                                                                                       Total Returns
                                                                              ------------------------------
                                     Organization
                                     and          Ending       Ending                              Based on
                                     Offering     Net Asset    Market         Based on             Net Asset
                                     Costs        Value        Value          Market Value+        Value+
Year Ended 7/31:
   2000 (a)                          $(.01)       $9.59        $9.5625        (2.85)%              2.02%

                                                                  Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------------------
                                                       Before Reimbursement                  After Reimbursement**
                                                  ----------------------------   ----------------------------------
                                                  Ratio of        Ratio of Net    Ratio of        Ratio of Net
                                                  Operating       Investment      Operating       Investment
                                     Ending       Expenses to     Income to       Expenses to     Income to        Portfolio
                                     Net Assets   Average         Average         Average         Average          Turnover
                                     (000)        Net Assets++    Net Assets++    Net Assets++    Net Assets++     Rate

Year Ended 7/31:
   2000 (a)                          $284,067     2.03%*          8.92%*          1.54%*          9.41%*           14%



*    Annualized.

**   After expense reimbursement, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

++ Each Ratio of Operating Expenses to Average Net Assets and each Ratio of Net Investment Income to Average Net Assets includes the effect of the interest expense paid on bank borrowings of .74%.

(a) For the period October 29, 1999 (commencement of operations) through January 31, 2000.

                            NUVEEN SENIOR INCOME FUND

                STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND
       PREFERENCES OF TAXABLE AUCTIONED PREFERRED SHARES (the "Statement")

         Nuveen Senior Income Fund, a Massachusetts business trust (the "Trust"), certifies that:

         FIRST: Pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 1,840 Preferred Shares, $.01 par value, liquidation preference of $25,000 per share, classified as Series TH Taxable Auctioned Preferred Shares ("TAPS").

         SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of TAPS are as follows:

                                   DESIGNATION

         Series TH: A series of 1,840 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series TH Taxable Auctioned Preferred Shares" ("TAPS Series TH"). Each share of TAPS Series TH shall have an Applicable Rate for its initial Dividend Period equal to [_____]% per annum and an initial Dividend Payment Date of __________, 2000; and each share of TAPS Series TH shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The TAPS Series TH shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 12(b) of Part I hereof, the Board of Trustees of the Fund may, in the future, classify additional authorized shares of the Fund's Preferred Shares as TAPS Series TH, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 18 of Part I.


                               PART I: TAPS TERMS

         1.    Number of Shares; Ranking.

               (a) The initial number of authorized shares constituting TAPS Series TH is 1,840 shares. No fractional shares of TAPS Series TH shall be issued.

               (b) Any shares of TAPS Series TH which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

               (c) The shares of TAPS Series TH shall rank on a parity with shares of any other series of Preferred Shares (including any other shares of TAPS) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

               (d) No holder of shares of TAPS Series TH shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of TAPS Series TH, shares of Common Shares of the Fund or other securities of the Fund which it may hereafter issue or sell.

         2.    Dividends.

               (a) The Holders of shares of TAPS Series TH shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph
(b) of this Section 2. Dividends on the Outstanding shares of TAPS Series TH issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

               (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of TAPS Series TH, with respect to any Dividend Period greater than 30 days on a monthly basis on the first day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.


                   (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the day next succeeding such day, or if the day next succeeding such day for payment of dividends is not a Business Day, then the Dividend Payment Date shall be the first Business Day prior to such day for payment of dividends that is next succeeded by a Business Day; provided, however, that if the Securities Depository pays dividends in same-day funds, and such day for payment is not a Business Day, the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

                   (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of TAPS Series TH, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                   (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph
     (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                   (v) Each dividend on TAPS Series TH shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

               (c) (i) The dividend rate on Outstanding shares of TAPS Series
     TH during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the shares of TAPS Series TH Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction for Outstanding shares of TAPS Series TH on the respective Auction Date therefor next preceding such subsequent Dividend Period; provided, however, that if an Auction for any subsequent Dividend Period of TAPS Series TH is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of TAPS Series TH being the subject of Submitted Hold Orders), then the dividend rate on the shares of TAPS Series TH for any such Dividend Period shall be the Maximum Rate for such shares on the Auction Date for such Dividend Period (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last of such Default Period). The all Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of TAPS Series TH are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of TAPS Series TH as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                   (ii) A "Default Period" will commence on the applicable date set forth below if the Fund fails to (A) declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within two Business Days after such Dividend Payment Date to the persons who held shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date, (B) deposit, irrevocably in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (I) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date the full amount of any declared dividend on TAPS Series TH payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (A) above, hereinafter referred to as a "Dividend Default") or (II) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of shares of TAPS Series TH called for redemption, the applicable redemption price (a "Redemption Default") or (C) maintain the "aaa" Credit Rating unless the "aaa" Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the "aaa" Credit Rating (a "Rating Default" and, together with a Dividend Default and a Redemption Default, hereinafter referred to as a "Default"). Holders of two-thirds of the TAPS then outstanding may waive any Dividend Default, Redemption Default or Rating Default. A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same-day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the "aaa" Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which TAPS Series TH is mandatorily redeemed as provided herein. The Applicable Rate for each Default Period, and each Dividend Period commencing during a Default Period, will be equal to the Default Rate; and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within two Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such Persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first two Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Default Rate is equal to the Reference Rate multiplied by three.

                   (iii) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

               (d) Any dividend payment made on shares of TAPS Series TH shall first be credited against the earliest accumulated but unpaid dividends due with respect to TAPS Series TH.

               (e) For so long as the shares of the TAPS are Outstanding, except as contemplated by Sections 3(j) and 7(e), the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the TAPS as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the TAPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the TAPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the TAPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount and the 1940 Act TAPS Asset Coverage would be achieved, (ii) full cumulative dividends on the TAPS due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of the TAPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

               (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the TAPS Series TH unless (i) there is not an event of default under indebtedness senior to the TAPS Series TH, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the TAPS Series TH.

         3.    Redemption.

               (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of TAPS Series TH herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of TAPS

     Series TH will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of TAPS Series TH by reason of the redemption of TAPS Series TH on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal the TAPS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                   (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act TAPS Asset Coverage, and such failure is not cured within the last Business Day of the following month as of such last Business Day (each an "Asset Coverage Cure Date"), the TAPS will be subject to mandatory redemption out of funds legally available therefor. The number of shares of TAPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of TAPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, or sufficient to satisfy 1940 Act TAPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of TAPS then Outstanding will be redeemed), and (B) the maximum number of shares of TAPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iv) of this Section 3.

                   (iii) If the Fund at any time fails to maintain the "aaa" credit rating and the Fund is unable to restore the "aaa" credit rating within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of the TAPS will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iv) of this
     Section 3.

                   (iv) In determining the shares of the TAPS required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, pro rata among the Holders of shares of the TAPS in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this
     Section 3, subject to the further provisions of this subparagraph (iv). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) or (a)(iii) of this Section 3 no later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the TAPS which would be required to be redeemed by the Fund under clause (A) of subparagraph
     (a)(ii) or subparagraph (a)(iii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this
     Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the TAPS, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of shares of the TAPS to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the TAPS with respect to a redemption required under subparagraph (a)(ii) or subparagraph (a)(iii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the TAPS are to be redeemed pursuant to this Section 3(a)(iv), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

               (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) or subparagraph (a)(iii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of TAPS Series TH called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of TAPS Series TH at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of TAPS Series TH to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

               (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, but subject to Section 7(e), no shares of the TAPS may be redeemed unless all dividends in arrears on the Outstanding shares of the TAPS and all capital stock of the Fund ranking on a parity with the TAPS with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of the TAPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of the TAPS.

               (d) Upon the deposit of funds sufficient to redeem shares of TAPS Series TH with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of TAPS Series TH called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of TAPS Series TH called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of shares of TAPS Series TH so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

               (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of TAPS Series TH shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of TAPS Series TH for which a Notice of Redemption has been given, dividends may be declared and paid on shares of TAPS Series TH and shall include those shares of TAPS Series TH for which Notice of Redemption has been given but for which deposit of funds has not been made.

               (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of TAPS Series TH called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

               (g) So long as any shares of TAPS Series TH are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

               (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of TAPS Series TH outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of TAPS Series TH for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act TAPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of TAPS Series TH are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

               (i) In the case of any redemption pursuant to this Section 3, only whole shares of TAPS Series TH shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

               (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(g) and 12 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of stock ranking prior to or on a parity with the TAPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding TAPS) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding TAPS.

         4.    Designation of Dividend Period.

               (a) The initial Dividend Period for TAPS Series TH is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of TAPS Series TH; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, TAPS Series TH shall have been cured as provided above,
(iii) Sufficient Clearing Orders shall have existed in an Auction held on the

Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of an Special Rate Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and an TAPS Basic Maintenance Certificate to Moody's (if Moody's is than rating the TAPS) and any Other Rating Agency which is then rating the TAPS and so requires.

               (b) If the Fund proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker- Dealers and Existing Holders, either:

                   (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                   (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

         5. Restrictions on Transfer. Shares of TAPS Series TH may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of TAPS Series TH through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of TAPS Series TH issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6.    Voting Rights.

               (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of TAPS Series TH shall be entitled to one vote for each share of TAPS Series TH held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including TAPS Series TH, and shares of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including TAPS Series TH, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two trustees of the Fund, each share of Preferred Shares, including TAPS Series TH, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including TAPS Series TH, voting together as a single class, shall elect the balance of the trustees.

               (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of Preferred Shares, including TAPS Series TH, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including TAPS Series TH, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                   (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares, including TAPS Series TH, equal to at least two full years' dividends shall be due and unpaid; or

                   (ii) if at any time holders of any other shares of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including TAPS Series TH, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

               (c) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares, including TAPS Series TH, to elect additional trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including TAPS Series TH, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

               (d) The terms of office of all persons who are directors of the Fund at the time of a special meeting of holders of the TAPS and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent trustees elected by such holders and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

               (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the TAPS and holders of other Preferred Shares pursuant to paragraph (b) of this
Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

               (f) So long as any of the shares of Preferred Shares, including TAPS Series TH, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 12, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares including other series of TAPS ranking on a parity with the TAPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of the TAPS Series TH, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act TAPS Asset Coverage and TAPS Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the TAPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

               (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including TAPS Series TH, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's and any such Other Rating Agency, as applicable, of the results of such vote.

               (h) The affirmative vote of the holders of a majority of the Outstanding shares of TAPS Series TH, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of TAPS Series TH in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series;

(ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of TAPS Series TH described in this Section 6(i) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or TAPS necessary to authorize the action in question.

               (i) The Board of Trustees, without the vote or consent of any Holder of the Preferred Shares, including TAPS Series TH, or any other shareholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms or provisions listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of TAPS or the Holders thereof, provided that the Board of Trustees receives written confirmation from Moody's (if Moody's is then rating TAPS Series TH) (with such confirmation in no event being required to be obtained from a particular rating agency in the case of the definitions relevant only to and adopted in connection with the rating of TAPS Series TH, if any, by any other rating agency) that such amendment, alteration or repeal would not impair the rating then assigned by Moody's. In addition, the Board of Trustees, without the vote or consent of any Holder of the Preferred Shares, including TAPS Series TH, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's or any Other Rating Agency with respect to TAPS Series TH, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of TAPS Series TH or the Holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

         Definitions and Provisions Subject to Change by Trustee Action:


Asset Coverage Cure Date              Moody's Eligible Assets
Deposit Securities                    Moody's Industry Classification
Discounted Value                      1940 Act Asset Coverage Cure Date
Exposure Period                       1940 Act TAPS Asset Coverage
Market Value (including               Short Term Money Market Instruments
certain provisions relevant to        TAPS Basic Maintenance Amount
futures and options)                  TAPS Basic Maintenance Certificate
Maximum Rate                          Volatility Factor
Minimum Rate                          Last Paragraph of Section 12 (discussing
Moody's Discount Factor               valuation of certain option provisions)

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the shares of the Preferred Shares, including TAPS Series TH, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

               (j) Unless otherwise required by law, holders of shares of TAPS Series TH shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of TAPS Series TH shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of TAPS Series TH, the exclusive remedy of the holders shall be the right to vote for trustees pursuant to the provisions of this Section 6.

               (k) The foregoing voting provisions will not apply with respect to TAPS Series TH if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         7.    Liquidation Rights.

               (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of TAPS Series TH then Outstanding, together with holders of shares of any class of stock ranking on a parity with TAPS Series TH upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of TAPS Series TH shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

               (b) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of TAPS Series TH of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of stock of the Fund ranking junior to TAPS Series TH upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of stock of the Fund ranking junior to TAPS Series TH upon dissolution, liquidation or winding up.

               (c) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trustor company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

               (d) After the payment to the Holders of TAPS Series TH of the full preferential amounts provided for in this Section 7, the holders of TAPS Series TH as such shall have no right or claim to any of the remaining assets of the Fund.

               (e) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of TAPS Series TH, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with TAPS Series TH with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of TAPS Series TH, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

               (f) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with TAPS Series TH with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the shares of TAPS Series TH as provided in paragraph (a) of this
Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to TAPS Series TH with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of TAPS Series TH shall not be entitled to share therein.

         8. Auction Agent. For so long as any shares of TAPS Series TH are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of TAPS Series TH are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act TAPS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the TAPS are Outstanding, asset coverage with respect to the TAPS which is equal to or greater than the 1940 Act TAPS Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         10. TAPS Basic Maintenance Amount. So long as shares of the TAPS are Outstanding and Moody's or any Other Rating Agency which so requires is then rating the shares of the TAPS, the Fund shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the TAPS) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the TAPS Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11.   [Reserved]

         12. Certain Other Restrictions. For so long as any shares of TAPS Series TH are Outstanding and Moody's or any Other Rating Agency which so requires is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's (if Moody's is then rating TAPS Series TH) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to TAPS Series TH, engage in any one or more of the following transactions:

               (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities;
               (b) issue additional shares of TAPS Series TH or any class or series of shares ranking prior to or on a parity with TAPS Series TH with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of TAPS Series TH previously purchased or redeemed by the Fund;

               (c) engage in any short sales of securities;

               (d) lend portfolio securities; or

               (e) merge or consolidate into or with any other corporation.

         For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of TAPS Series TH, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as TAPS Series TH is rated by Moody's: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the TAPS Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the TAPS Basic Maintenance Amount; (E) for purposes of the TAPS Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the TAPS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

         13. Compliance Procedures for Asset Maintenance Tests. For so long as any shares of TAPS Series TH are Outstanding and Moody's or any Other Rating Agency which so requires is then rating such shares:

               (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the TAPS Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act TAPS Asset Coverage is met as of that date.

               (b) Upon any failure to maintain the required TAPS Basic Maintenance Amount or 1940 Act TAPS Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing shares of the TAPS outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required TAPS Basic Maintenance Amount or 1940 Act TAPS Asset Coverage on or prior to the Asset Coverage Cure Date.

               (c) Compliance with the TAPS Basic Maintenance Amount and 1940 Act TAPS Asset Coverage tests shall be determined with reference to those shares of the TAPS which are deemed to be Outstanding hereunder.

               (d) The Fund shall deliver a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 13 (an "TAPS Basic Maintenance Certificate") (i) to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires as of (A) the Business Day preceding the Date of Original Issue and (B) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 115% of the TAPS Basic Maintenance Amount, (ii) to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires (A) as of every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (B) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to TAPS Basic Maintenance Amount, and (C) on request by Moody's or such Other Rating Agency, as applicable, (iii) to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires as of the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided in Section 10(g), and (iv) to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount. Such TAPS Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of clauses (i)(B), (ii), (iii) and (iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

               (e) The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires a certificate with respect to the calculation of the 1940 Act TAPS Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act TAPS Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act TAPS Asset Coverage. Such 1940 Act TAPS Asset Coverage

Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

               (f) [Reserved]

               (g) On the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the TAPS Basic Maintenance Certificate and the 1940 Act TAPS Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an TAPS Basic Maintenance Certificate is required to be delivered, the Fund (x) will deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such TAPS Basic Maintenance Certificate and in any other TAPS Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act TAPS Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS Series TH) and any Other Rating Agency which is then rating TAPS Series TH and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act TAPS Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each TAPS Basic Maintenance Certificate and 1940 Act TAPS Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 13, as the case may be, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the TAPS Basic Maintenance Amount on any prior Valuation Dates.

               (h) The Accountant's Certificates referred to in paragraph (g) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related TAPS Basic Maintenance Amount and 1940 Act TAPS Asset Coverage Certificates, as the case may be, and (ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Declaration.

               (i) In the event that an TAPS Basic Maintenance Certificate or 1940 Act TAPS Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 13, the Fund shall be deemed to have failed to maintain the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 13(b). In the event that an TAPS Basic Maintenance Certificate or 1940 Act TAPS Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or the 1940 TAPS Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         14.   [Reserved]

         15. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 15 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

         16. Waiver. Holders of at least two-thirds of the Outstanding shares of TAPS, acting collectively, or the TAPS Series TH, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         17. Termination. In the event that no shares of TAPS Series TH are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.
         18. Amendment. Subject to the provisions of Section 12 of this Part I, the Board of Trustees may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional shares of TAPS Series TH (and terms relating thereto). All such additional shares shall be governed by the terms of this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

         19. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

               (a) ""aaa" Credit Rating" means a credit rating in the highest category of a nationally recognized statistical rating organization (as used in the rules and regulations under the Securities Exchange Act of 1934) which shall be Moody's.

               (b) "AA Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Rate Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

               (c) "Accountant's Certificate" has the meaning set forth in
Section 13(g) of this Part I.

               (d) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

               (e) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.


               (f) "All Hold Rate" means for Rate Periods of 8 days or fewer, the 7 day London Inter-Bank Offered Rate ("LIBOR"); for Rate Periods greater than 8 days but less than or equal to 31 days, the 30-day LIBOR; for Rate Periods greater than 31 days but less than or equal to 61 days, the 60-day LIBOR; for Rate Periods greater than 61 days but less than or equal to 91 days, the 90 day LIBOR; for Rate Periods greater than 91 days but less than or equal to 120 days, the 120 day LIBOR; for Rate Periods greater than 121 days but less than or equal to 151 days, the 150 day LIBOR; for Rate Periods greater than 151 days but less than or equal to 181 days, the 180 day LIBOR; for Rate Periods greater than 181 days but less than or equal to 211 days, the 210 day LIBOR; for Rate Periods greater than 211 days but less than or equal to 241 days, the 240 day LIBOR; for Rate Periods greater than 240 days but less than or equal to 271 days, the 270 day LIBOR; for Rate Periods greater than 271 days but less than or equal to 301 days, the 300 day LIBOR; for Rate Periods greater than 301 days but less than or equal to 331 days, the 330 day LIBOR; for Rate Periods greater than 331 days but less than or equal to 361 days, the 360 day LIBOR; for Rate Periods greater than 360 days, the Treasury Index Rate.

               (g) "Applicable Rate" means, with respect to TAPS Series TH for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and
(iii) in the case where
all the shares of TAPS Series TH are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

               (h) "Approved Dealer" means Bank of America, Bank of Montreal, The Bank of New York, Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial Bank of Commerce, Chase Bank of Texas, The Chase Manhattan Bank, CIBC, Citibank, Citicorp USA, Credit Lyonnais, Credit Suisse First Boston, Deutsche Bank Securities, DLJ Capital Funding, Fleet National Bank, Goldman Sachs, Harris Trust and Savings Bank, IBJ Whitehall Bank & Trust Company, JP Morgan, Lehman, Merrill Lynch, Morgan Guaranty Trust Company of New York, Nationsbank, Summit Bank, Toronto Dominion, U.S. Bank National Association, USB AG or any other broker-dealer designated in writing by the Fund provided that Moody's has not objected, in its reasonable discretion, in writing to the Fund within three business days of receipt of the Fund's written notice.

               (i) "Approved Exchange" means, with respect to any security, any major securities or options exchange, the NASDAQ or any other exchange or quotation system providing regularly published securities prices designated by the Fund in writing provided that Moody's has not objected, in its reasonable discretion, in writing to the Fund within three business days of receipt of the Fund's written notice.

               (j) "Approved Price" means the price of Unquoted Investments, including prices determined by the Fund in accordance with procedures adopted by the Board of Trustees; provided, however, that the price of an Unquoted Investment will be considered an Approved Price only to the extent the total value of such securities does not exceed 6% of the Fund's total assets.

               (k) "Approved Pricing Service" means DLJ Capital Funding, Inc., Merrill Lynch, Chase Securities, Inc. and/or CIBC Oppenheimer or any other quotation service designated in writing by the Fund provided that Moody's has not objected, in its reasonable discretion, in writing to the Fund within three business days of receipt of the Fund's written notice.

               (l) "Approved Source" means any of (i) two Approved Dealers,
(ii) an Approved Exchange or (iii) an Approved Pricing Service.

               (m) "Asset Coverage Cure Date" has the meaning set forth in
Section 3(a)(ii).

               (n) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

               (o) "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

               (p) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for TAPS Series TH.

               (q) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

               (r) "Board of Trustees" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

               (s) "Beneficial Owner," with respect to shares of a series of TAPS Series TH, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

               (t)  "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

               (u) "Bidder" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

               (v) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

               (w) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker- Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

               (x) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

               (y)  "Code" means the Internal Revenue Code of 1986, as amended.

               (z) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

               (aa)  "Commission" means the Securities and Exchange Commission.

               (bb) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

               (cc) "Date of Original Issue" means the date on which TAPS Series TH is originally issued by the Fund.

               (dd) "Default Period" has the meaning set forth in Section 2(c)
(ii) of this Part I.

               (ee) "Default Rate" means the Reference Rate multiplied by three (3).

               (ff) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by Moody's.

               (gg) "Dividend Default" has the meaning set forth in Section 2(c)(iii) of this Part I.

               (hh) "Dividend Period" means, with respect to TAPS Series TH, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

               (ii) "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the TAPS) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the TAPS, whichever is applicable.

               (jj) "Existing Holder," with respect to shares of a series of TAPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

               (kk) "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

               (ll) "Holder" means, with respect to TAPS Series TH, the registered holder of shares of TAPS Series TH as the same appears on the share ledger or share records of the Fund.

               (mm) "Hold Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

               (nn) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iv) of this Part I.

               (oo) "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iv) of this Part I.

               (pp) "Market Value" means the product of (i) the Market Value Price for each unit of such Moody's Eligible Asset on such date multiplied by
(ii) the number of units of such Moody's Eligible Asset held by the Fund.

               (qq) "Market Value Price" means the price for each unit of Moody's Eligible Asset at such date (a) obtained from an Approved Source, including (i) in the case of an Approved Exchange, the closing price as of the most recent Determination Date on such Approved Exchange, or if such Approved Exchange is NASDAQ, the closing bid price at such date (or if such Approved Exchange is closed for business at such date, then the most recent available closing price or closing bid price, as the case may be), (ii) the average of the bid prices at such date quoted by two Approved Dealers, or (iii) the price obtained at such date from an Approved Pricing Service; (b) that constitutes an Approved Price or (c) that constitutes a Non-Approved Price.

               (rr) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

               (ss) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than 28 days.

               (tt) "Moody's" means Moody's Investors Service, Inc. and its successors at law.

               (uu) "Moody's Advance Amount" means, as of any date of determination under the TAPS Basic Maintenance Amount, an amount equal to the sum of (1) the Market Value of each Moody's Eligible Asset multiplied by (2) the Moody's Advance Rate applicable to such Moody's Eligible Asset under the TAPS Basic Maintenance Amount.

               (vv) "Moody's Advance Rate" means, for the purposes of determining the TAPS Basic Maintenance Amount, the percentage determined below:

                     (i) Senior Loans: for each Moody's Asset Category, the percentage specified in the table below opposite such Moody's Asset Category.

             Asset Category                              Advance Rate
             --------------                              ------------
                    A                                       84.5%
                    B                                        73%
                    C                                        62%
                    D                                        45%
                    E                                        45%

               For the purpose of determining the Advance Rate applicable to Senior Loan Participations at any time during the 60-day time period described below under Moody's Eligible Assets, the Advance Rate will be 90% of the Advance Rate calculated for such Senior Loan pursuant to the Advance Rate table above.

                   (ii) Corporate Debt Securities: the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:


        Moody's Advance Rate -- Corporate Debt Securities Rating Category



Maturity
of Collateral           Aaa    Aa     A    Baa     Ba    B     Caa   Unrated*
-------------           ---    --     -    ---     --    -     ---   --------

1 year - 15 years       67%   65%    63%   61%    59%   55%    49%     38%
Above 15 years - 20
years                   62%   59%    56%   54%    50%   47%    38%     38%
Above 20 years          62%   59%    56%   54%    50%   46%    38%     38%

---------------

* If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+ a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Fund will use the percentage set forth under "Unrated" in this table.

         For purposes of determining the Advance Rate applicable to Rule 144A Corporate Debt Securities, the Advance Rate will be 120% of the Advance Rate calculated for such Corporate Debt Securities pursuant to the Advance Rate table above.

                   (iii) Short Term Money Market Instruments: The Moody's Advance Rate applied to short-term portfolio securities will be (A) 97%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period, (B) 90%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (C) 83%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-2/AA or SP-2/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period. A Moody's Advance Rate of 100% will be applied to cash.

                   (iv) U.S. Government Securities: the Moody's Advance Rate applied to U.S. Government Securities (a) with a maturity at the time of acquisition by the Fund of two years or less will be 93%, (b) with a maturity at the time of acquisition by the Fund of more than two years (but not more than 10 years) will be 85% and (c) with a maturity at the time of acquisition by the Fund of more than 10 years will be 83%.

                   (v) Structured Notes: the Moody's Advance Rate applied to Structured Notes will be 45%.


               (ww) "Moody's Asset Category" means, for the purposes of the TAPS Basic Maintenance Amount, the category in which the Fund shall assign each Senior Loan that is a Moody's Eligible Asset to one of the following five categories commencing upon the initial acquisition thereof (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $1.00).

               (xx) "Moody's Asset Category A Investments" means Performing Senior Loans priced by an Approved Source having a Market Value Price greater than or equal to $.90 or at an Approved Price having a Market Value Price greater than or equal to $.90.

               (yy)  "Moody's Asset Category B Investments" means:

                     (i) Senior Loans which: (a) are Performing, (b) are priced by an Approved Source or at an Approved Price and (c) have a Market Value Price of greater than or equal to $.80 but less than $.90.

                     (ii) Senior Loans which: (a) are non-Performing, (b) are priced by an Approved Source or at an Approved Price and (c) have a Market Value Price greater than or equal to $.85.

               (zz)  "Moody's Asset Category C Investments" means:

                     (i) Senior Loans which: (a) are Performing, (b) are priced by an Approved Source or at an Approved Price and (c) have a Market Value Price greater than or equal to $.70 but less than $.80.

                     (ii) Senior Loans which: (a) are non-Performing, (b) are priced by an Approved Source or at an Approved Price and (c) have a Market Value Price greater than or equal to $.75 but less than $.85.

               (aaa) "Moody's Asset Category D Investments" means Senior Loans which are priced by an Approved Source or at an Approved Price but are not described above; provided, however, that Senior Loans under Moody's Asset Category D Investments will not exceed 20% of the Fund's total assets.

               (bbb) "Moody's Asset Category E Investments" means Senior Loans which are Unquoted Investments but are priced at a Non-Approved Price.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the five Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest specified Moody's Advance Rate.

               (ccc) "Moody's Discount Factor" means

               (ddd) "Moody's Eligible Assets" means:

                     (i) Senior Loans; provided, however, that Senior Loan Participations held by the Fund for more than 60 consecutive days during any period while any bank or other institution that sold such participation has a long-term debt-rating of below "A-" by Fitch or S&P or below "A3" by Moody's (unless the obligation of such bank or other institution are guaranteed by an entity whose long-term debt obligations are rated "A-" or better by Fitch or S&P or "A3" or better by Moody's) will not qualify as Moody's Eligible Assets. Unquoted Investments held by the Fund and valued at a Non-Approved Price will qualify as Moody's Eligible Assets only up to a maximum of 20% of the Fund's total assets.

                     (ii) Corporate Debt Securities will be included in Moody's Eligible Assets if (a) such securities provide for the periodic payment of interest in cash in U.S. dollars; (b) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (c) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; and (d) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Trustees, provided that any such Rule 144A securities are eligible to be registered within one year.

                     (iii) Cash (including, for this purpose, interest and dividends due on assets rated (a) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (b) A2 or higher if the payment date is within thirty days of the Valuation Date, and (c) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (2) (A) with counterparties having a Moody's long-term debt rating of at least Baa3 or (B) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

                     (iv)  Short-Term Money Market Instruments so long as
         (a) such securities are rated at least P-2, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (c) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A2 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria.

                     (v) Structured Notes, provided that (a) payments of interest and principal are not denominated in, nor determined by reference to, a foreign currency, (b) the Structured Notes are rated by Moody's or Standard & Poors, (c) such Structured Notes are not junior to any other Structured Notes of such issuer and (d) all such Structured Notes will not exceed 5% of the Fund's total assets.

                     (vi) In addition, portfolio holdings must be within the following diversification requirements: (a) no more than 25% of the Fund's total assets (taken at current value) can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more that 10% of the Fund's total assets can be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer. For purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

               (eee) "Moody's Industry Classification" means, , for the purposes of determining Moody's Eligible Assets, each of the following industry classifications:

         1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

         8.    Personal and Non-Durable Consumer Products (Manufacturing Only):
               Scaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         9.    Diversified/Conglomerate Manufacturing

         10.   Diversified/Conglomerate Service

         11.   Diversified Natural Resources, Precious Metals and Minerals:
               Fabricating, Distribution, Mining and Sales

         12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

         13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVS, Tape Machines, Speakers, Printers, Drivers, Technology

         14.   Finance: Investment Brokerage, Leasing, Syndication, Securities

         15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

         16.   Grocery: Grocery Stores, Convenience Food Stores

         17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         18.   Home and Office Furnishings, Housewares, and Durable Consumer
               Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         19.   Hotels, Motels, Inns and Gaming

         20.   Insurance:  Life, Property and Casualty, Broker, Agent, Surety

         21. Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

         22.   Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
               Industrial, Machine Tools, Steam Generators

         23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

         24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

         25.   Personal, Food and Miscellaneous

         26. Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

         27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         29.   Cellular

         30.   Data and Internet Services

         31.   Satellite

         32.   Telecommunications Equipment

         33.   Other Telecommunications

         34. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         35.   Utilities: Electric, Water, Hydro Power, Gas, Diversified

         36.   Radio and TV Broadcasting

         37.   North American Cable

         38.   Foreign Cable, Foreign TV, Radio and Equipment

         39.   Other Broadcasting and Entertainment

         The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the independent auditor and the rating agencies, as necessary.

               (fff) "1940 Act TAPS Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding TAPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

               (ggg) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

               (hhh) "1940 Act TAPS Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to Section 13(e) of this Part I.

               (iii) "Non-Approved Price" means the price of Unquoted Investments, including prices determined by the Fund in accordance with procedures adopted by the Board of Trustees; provided, however, that the Fund will receive a quotation from an Approved Source at least quarterly.

               (jjj) "Notice of Redemption" means any notice with respect to the redemption of shares of TAPS pursuant to Section 3.

               (kkk) "Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

               (lll) "Other Rating Agency" means any rating agency other than Moody's then providing a rating for the TAPS pursuant to the request of the Fund.

               (mmm) "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of TAPS Series TH.

               (nnn) "Outstanding" or "outstanding" means, as of any date, shares of TAPS theretofore issued by the Fund except, without duplication, (i) any shares of TAPS theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares of TAPS and (ii) any shares of TAPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the TAPS to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the TAPS Series TH as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the TAPS Basic Maintenance Amount, shares of TAPS held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

               (ooo) "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

               (ppp) "Performing" means the issuer of such Senior Loans is not in default of any payment obligation in respect thereof.

               (qqq) "Person" or "person" means and includes an individual, a partnership, a Fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

               (rrr) "Potential Beneficial Owner," with respect to shares of a series of TAPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

               (sss) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the TAPS of the Fund from time to time.

               (ttt) "Rating Default" has the meaning set forth in Section 2(c)(ii) of Part I of this Statement.

               (uuu)  "Rating Default Cure Date" has the meaning set forth in
Section 3(a)(iii) of this Part I.

               (vvv)  "Redemption Default" has the meaning set forth in
Section 2(c)(ii) of this Part I.

               (www) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

               (xxx) "Reference Rate" means, with respect to the determination of the Maximum Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

               (yyy) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Trustees.

               (zzz) "S&P" means Standard & Poor's Fund and its successors at law.

               (aaaa) "Securities Act" means the Securities Act of 1933, as amended from time to time.

               (bbbb) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of TAPS Series TH.

               (cccc) "Sell Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

               (dddd) "Senior Loan" means direct purchases of, assignments of, participation in and other interests in adjustable rate, U.S. dollar-denominated senior loans.

               (eeee) "Senior Loan Participations" means participations by the Fund in a lender's portion of Senior Loans where the Fund has a contractual relationship with such lender and not the borrower.

               (ffff) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining terms to maturity thereof are not in excess of 180 days for instruments rated at least Aa3 or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets:

                      (i) commercial paper that is rated as of each Valuation Date P-2 by Moody's and either F-2 by Fitch or A-2 by S&P, respectively;

                      (ii) demand or time deposits in, certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-2 from Moody's and either F-2 from Fitch or A-2 from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-2 by Moody's, F-2 by Fitch or A-2 by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund);

                   (iii) next-day federal funds; and

                   (iv) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (ii) above, provided that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

               (gggg) "Special Rate Period" means a Dividend Period that is not a Standard Rate Period.

               (hhhh) "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of
(i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Rate Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) and/or Section 3(a)(ii) and/or 3(a)(iii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Rate Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) and/or 3(a)(iii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

               (iiii) "Standard Rate Period" means a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day.

               (jjjj) "Structured Notes" mean privately negotiated debt obligations with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes.

               (kkkk) "Submission Deadline" means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

               (llll) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (mmmm) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (nnnn) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (oooo) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (pppp) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (qqqq) "TAPS" means Taxable Auctioned Preferred Shares, liquidation preference $25,000 per share, Series TH of the Fund or any other series of Preferred Shares heretofore or hereinafter designated "Taxable Auctioned Preferred Shares" by a Statement.

               (rrrr) "TAPS Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

                  (i) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each series of TAPS on such date by the liquidation preference per share of such series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of TAPS Outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for a Standard Rate Period multiplied by the Volatility Factor on any shares of TAPS Outstanding from the first day following the Dividend Payment Date referred to in
         (B) above through the 42nd day after such Valuation Date, only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, any indebtedness service to the TAPS and indebtedness due within one year and any redemption premium due with respect to shares of TAPS for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D); and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund; less

                  (ii) the sum of any cash or the Moody's Advance Amount for Fund assets irrevocably deposited by the Fund for the payment of any of (i)(B) through (i)(F) (except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by S&P, it will be valued at its face value).

               (ssss) "TAPS Basic Maintenance Certificate" has the meaning set forth in Section 13(d) of this Part I.

               (tttt) "TAPS Series TH" means the shares of Series TH of the TAPS or any other shares of Preferred Stock hereinafter designated as shares of Series TH of the TAPS.

               (uuuu) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

               (vvvv) "Unquoted Investment" means Senior Loans for which the Market Value Price has not been obtained from an Approved Source and which are valued in accordance with the Fund's registration statement.

               (wwww) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

               (xxxx) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which TAPS Series TH initially is issued.

               (yyyy)  "Volatility Factor" means [1.89].

               (zzzz) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

         20. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

         1.    Orders

               (a) Prior to the Submission Deadline on each Auction Date for shares of a series of TAPS:

                      (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

         and

                      (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A) (i), (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

               (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of TAPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such series
               specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                        (B) such number or a lesser number of Outstanding shares
               of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                        (C) the number of Outstanding shares of such series
               specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
               Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii)  A Sell Order by a Beneficial Owner or an
         Existing Holder of shares of a series of TAPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such series
               specified in such Sell Order; or

                        (B) such number or a lesser number of Outstanding shares
               of such series as set forth in clause (iii) of paragraph (b) of
               Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of TAPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a
         Potential Holder of shares of a series of TAPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                        (A) the number of Outstanding shares of such series
               specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                        (B) such number or a lesser number of Outstanding
               shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

               (c) No Order for any number of shares of TAPS other than whole shares shall be valid.

         2.    Submission of Orders by Broker-Dealers to Auction Agent

               (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of TAPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                      (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                      (ii) the aggregate number of shares of such series that are the subject of such Order;

                      (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                            (A) the number of shares, if any, of such series
               subject to any Hold Order of such Existing Holder;

                            (B) the number of shares, if any, of such series
               subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                            (C) the number of shares, if any, of such series
               subject to any Sell Order of such Existing Holder; and

                      (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

               (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

               (c) If an Order or Orders covering all of the Outstanding shares of TAPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; PROVIDED, HOWEVER, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

               (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of TAPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                    (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of
               an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
               one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
               Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

               (e) If more than one Bid for one or more shares of a series of TAPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

               (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

               (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of TAPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                     (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available TAPS" of such series);

                     (ii) from the Submitted Orders for shares of such series whether:
                      (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for All Rate Periods) for shares of such series;
         exceeds or is equal to the sum of:

                      (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for shares of such series; and

                      (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                    (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
               specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
               specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available TAPS of such series.

               (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for shares of the series of TAPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                    (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                    (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                    (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Existing Holders shall continue to hold the shares of TAPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

              (a) If Sufficient Clearing Bids for shares of a series of TAPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of TAPS subject to such Submitted Bids;

                     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of TAPS subject to such Submitted Bids;

                     (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of TAPS subject to such Submitted Bid, unless the number of Outstanding shares of TAPS subject to all such Submitted Bids shall be greater than the number of shares of TAPS ("remaining shares") in the excess of the Available TAPS of such series over the number of shares of TAPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of TAPS subject to such Submitted Bid, but only in an amount equal to the number of shares of TAPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of TAPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of TAPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available TAPS of such series over the number of shares of TAPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of TAPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of TAPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

              (b) If Sufficient Clearing Bids for shares of a series of TAPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of TAPS subject to such Submitted Bids;

                     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                     (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

               (c) If all of the Outstanding shares of a series of TAPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

               (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of TAPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of TAPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of TAPS.

               (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of TAPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of TAPS of such series for purchase among Potential Holders so that only whole shares of TAPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of TAPS of such series on such Auction Date.

               (f) Based on the results of each Auction for shares of a series of TAPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of TAPS of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of TAPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of TAPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of TAPS of any series or to pay for shares of TAPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

         IN WITNESS WHEREOF, NUVEEN SENIOR INCOME FUND has caused thesepresents to be signed in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant
Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.



                                       NUVEEN SENIOR INCOME FUND


                                       By:
                                          -------------------------------------
                                           Gifford R. Zimmerman, Vice President
ATTEST:





---------------------------------------
Assistant Secretary